As filed with the Securities and Exchange Commission on April 14, 2025

Investment Company Act File No. 811-24029
1933 Act File No. 333-283452

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-2
(Check Appropriate Box or Boxes)

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☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
	☒	Pre-Effective Amendment No. 2
	☐	Post-Effective Amendment No. ____

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
	☒	Amendment No. 2

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ALIGN ALTERNATIVE ACCESS FUND
(Exact Name of Registrant as Specified in Charter)

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35 West Broad Street, Suite 100
Stamford, Connecticut 06902
(Address of Principal Executive Office)

888.765.8180
(Registrant’s Telephone Number, including Area Code)

__________________________________________

Copy of information to to:

Cassandra W. Borchers, Esq.
Thompson Hine LLP
312 Walnut Street, 20th Floor
Cincinnati, OH 45202
(513) 352-6632

Approximate Date of Proposed Offering: April 14, 2025
☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☐

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2. or a post-effective amendment thereto.
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Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☒	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This amendment designates a new effective date for a previously filed registration statement.
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:____.

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:____.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:____.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act)
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2. of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

Align Alternative Access Fund
(ALTIX)
Class I Shares of Beneficial Interest
April 14, 2025

Investment Adviser:
Sovereign Financial Group, Inc. (the “Adviser”)

Align Alternative Access Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as a tender offer fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund’s shares, including a Preliminary Statement of Additional Information (“SAI”) dated April 14, 2025, has been filed with the Securities and Exchange Commission (“SEC”). The table of contents of the SAI appears on page 42 of this prospectus. The SAI is available upon request and without charge by writing the Fund at Align Alternative Access Fund c/o Ultimus Fund Solutions P.O. Box 46707 Cincinnati, OH 45246 or for overnight deliveries c/o Ultimus Fund Solutions 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246. You may also request a free copy of the Fund’s SAI, annual and semiannual reports when available, and other information about the Fund or make shareholder inquiries by calling the Fund’s transfer agent at 833-498-2238, writing the Fund’s transfer agent at Align Alternative Access Fund, c/o Ultimus Fund Solutions PO Box 46707 Cincinnati, OH 45246 or for overnight deliveries c/o Ultimus Fund Solutions 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246 or by visiting www.AlignAltAccess.com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective.    The investment objective of the Fund is to provide investors access and tactical exposure to diversified alternative strategies, including but not limited to, private credit, private real estate, private equity, and options strategies.

Securities Offered.    The Fund engages in a continuous offering of shares of beneficial interest of the Fund. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, Vigilant Distributors, LLC (the “Distributor”), under the terms of this prospectus, unlimited shares of beneficial interest, at the net asset value (“NAV”) per share. The initial NAV per share is $10.00. The Fund is not subject to sales charges. The minimum initial investment by a shareholder is $50,000, and the minimum investment for subsequent investments is $1,000. The Fund is offering to sell its shares, on a continuous basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares but will use commercially reasonable efforts to sell the shares. Monies received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that cannot be invested promptly in accordance with the Fund’s principal investment strategy will be invested in cash or cash equivalents. During the continuous offering, shares of the Fund will be sold at the next determined NAV. See “Plan of Distribution.”

Price to Public	Current NAV
Maximum Sales Load	None
Proceeds to Registrant	Current NAV

Tender Offer Fund.    The Fund conducts discretionary repurchase offers of its shares at NAV on a schedule and in amounts as determined by the Fund’s Board of Trustees (the “Board”) in consideration of a variety of factors, including the recommendation of the Adviser as to the timing and amount of such offer, if any, and a variety of operational, business, and economic factors. While the Fund targets quarterly repurchases, the Fund is not obligated to make a repurchase offer in any given quarter. For a discussion of the Fund’s repurchase policies, please refer to “Repurchases of Shares” on page 30 of this prospectus.

Distributions.    The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as from offering proceeds, borrowings and other amounts that are subject to repayment.

•        The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

•        A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of shares, even if such shares are sold at a loss relative to the shareholder’s original investment.

Certain Risks.    Investing in the Fund’s shares involves risks, including the following:

•        Shares of the Fund are not listed on any securities exchange, which makes them inherently illiquid.

•        There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop.

•        Shares of the Fund are not redeemable. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.

•        Although the Fund may offer to repurchase a portion of outstanding shares in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any other security.

•        While the Fund targets to extend repurchase offers quarterly of up to 5% of the Fund’s outstanding shares, the Fund is not required to extend such repurchase offers. A given repurchase offer may be for less than 5% of the Fund’s outstanding shares.

•        Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his, her or its shares whenever such investor would prefer and, except to the extent permitted under the repurchase offer, will be unable to reduce the shareholder’s exposure on any market downturn.

See “Risk Factors” beginning on page 14 of this prospectus.

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PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors” in this prospectus.

The Fund.    Align Alternative Access Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company. See “The Fund.” The Fund is a tender offer fund that may offer to make repurchases of its shares at NAV. See “Repurchases of Shares.” The Fund currently offers one class of shares, Class I shares.

Investment Objective, Policies and Strategies.

The investment objective of the Fund is to provide investors access to tactical exposure to diversified alternative strategies, including but not limited to, private credit, private real estate, private equity, and options strategies.

Investment Policies and Strategies

The Fund seeks to achieve its investment objective by investing strategically through direct and indirect investment of its assets in the securities of domestic issuers pursuing alternative strategies (such securities, “Alternatives”). Such Alternatives provide exposure to private credit, private real estate, or private equity strategies. The Fund may also deploy up to 30% of its assets into option strategies including, but not limited to, covered calls, short puts, cash-secured puts, and iron-condors.

The Fund may also hold its assets in income-oriented securities including, but not limited to, corporate bonds, treasuries, and money market instruments prior to investing such assets in Alternatives. While the Fund typically expects to invest primarily in Alternatives, the Fund may, at the Adviser’s discretion, invest all of its assets in such income-oriented securities in response to adverse market, economic, political, or other conditions.

Adviser’s Investment Strategy.

The Adviser seeks to achieve the Fund’s investment objective by “tactically” investing and divesting, thereby adjusting the Fund’s asset allocation to benefit from market inefficiencies or imbalances in values among different assets or asset classes, among the Alternatives categories referenced above. The Adviser anticipates implementing such investment and divestment via dollar-cost averaging but reserves the right to select other methods to invest the Fund’s assets. The portion of the Fund’s assets which have not been allocated to Alternatives (or before such portion has been deployed in an Alternatives category) will be invested in income-oriented securities such as corporate bonds, treasuries, and money market instruments.

The Adviser believes the Alternatives categories selected for investment will each offer a different mix of liquidity, yield, capital growth, credit risk, and correlation to the broader debt and equity markets. Within each Alternatives category, the Adviser assesses potential yield, capital growth, default risk and expected volatility to construct a portfolio it believes will most effectively support the Fund’s investment objective. The Adviser also considers expected correlation of asset class returns when constructing the Fund’s portfolio. In addition to considering the expected performance of an asset class held by a public fund or private fund, the Adviser evaluates management experience, historical performance and operational expenses of such fund through research and a review of publicly and privately available marketing materials, including prospectuses and private placement memoranda. The Adviser will review an investment adviser’s historical returns, competitive differentiators, portfolio construction, and decision-making process in addition to other factors, to determine their ability to invest successfully. The Adviser will sell a holding for reasons including, but not limited to, to adjust average portfolio maturity, when default risk increases, when yield or capital growth performance is weaker than expected, or when a more attractive replacement is identified.

While the Adviser anticipates that under normal market conditions the Fund’s portfolio will invest in each of the categories of Alternatives investments listed below, the Fund does not have predetermined asset allocations to any of these categories. Depending on its evaluation of the markets, the Adviser may allocate the Fund’s assets among any, all, or none of these categories. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Private Funds

The Adviser may invest in private funds that pursue private credit, real estate, or equity strategies without preference to any sector in which such private funds may invest. An investment in a private fund may be made in the primary offering of such fund’s securities or acquired in the secondary market. Such investments may constitute “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act of 1933.

The Adviser evaluates private funds based on the depth of resources of management, consistency of investment process, prior investment performance, expenses, and purity of exposure to an asset class using information contained in such private funds’ marketing materials, including private placement memoranda, and gained from the Adviser’s relationships with the management of such private funds.

The Adviser aims to invest in private funds managed by investment advisers who the Adviser believes have the ability to invest successfully in their respective strategy, geography, and/or sector. Through a mix of various private funds and fund managers, the Adviser believes it can achieve its investment objective while reducing certain risk factors that may be prevalent in funds with more concentrated approaches.

Private Equity

Private equity is a common term for investments that are typically made in private companies (or public companies through privately negotiated transactions) and generally involve equity-related finance intended to facilitate a change in management and direction of these companies in order to increase their value. The Fund invests in private equity-related investments, including primary and secondary offerings of underlying funds that deploy invested capital into primarily non-public operating companies (portfolio companies). The Fund may allocate its investments across multiple private equity strategies (e.g., growth and core), vintage years, geographies, company size, sector, industry, and other distinguishing features.

The Adviser believes that the Fund’s investment program offers private equity investing for certain investors who previously have not had access to established private equity Investment fund managers, or who desire to access private equity investments through lower account minimums. The Fund makes investments in buyouts, growth capital, special situations, and other private equity opportunities.

Private Credit

Private credit is credit that is extended to companies or projects on a bilaterally negotiated basis, is not publicly traded, and is originated or held by lenders which are not banks.

Private credit takes various legal forms, which may include loans, bonds, notes (including convertible notes), simple agreements for future equity (SAFEs) or private securitization issues, and may take the form of secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt). The Fund gains exposure to select private credit opportunities through underlying funds.

REITs

The Adviser may invest in non-traded REITs, which are companies which own income-producing real estate or real estate-related assets and are registered with the SEC but are not listed on a public exchange. Since there is no public trading market for such REIT shares, repurchase of such shares by the issuer is generally the only way to dispose of the shares.

Public Funds

The Fund defines public funds as mutual funds, exchange-traded funds (“ETFs”), and closed-end funds (“CEFs”), including business development companies (“BDCs”). The Fund may invest in equity shares of mutual funds, ETFs, CEFs, and BDCs to gain indirect exposure to Alternatives or income-orientated securities. With regards to CEFs and BDCs, the Fund may invest across the capital spectrum as CEFs and BDCs may issue debt or preferred shares, in addition to their common equity shares. Such public funds may include, but are not limited to, public funds which pursue equity, credit or real estate strategies. The Adviser invests in public funds as a substitute for assembling a large number of individual securities. When evaluating public funds, the Adviser compares management tenure, historical return performance, expenses, and purity of exposure to an asset class.

The shares of CEFs are typically offered to the public in a one-time initial public offering are then listed for trading on a national securities exchange, such as the New York Stock Exchange, or traded in over-the-counter (“OTC”) markets. The Fund will generally purchase the shares of CEFs in the secondary market and will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase a CEF’s securities in an initial public offering when, in the Adviser’s opinion based on a consideration of the nature of such CEF’s proposed investments and prevailing market conditions, such purchase presents an attractive opportunity for capital growth.

Options

The Fund may also deploy up to 30% of its assets option strategies by selling options on a portfolio of underlying securities, such as stocks or exchange traded funds (“ETFs”). The Fund’s option strategy may involve, but is not limited to, (i) covered calls, where the Fund holds a long position in a security and sells call options on such security with the goal of generating income from the premiums collected from selling such call options, (ii) short puts, where the Fund sells put options on a security that the Fund is willing to own with the goal of generating income by collecting premiums upfront and potentially acquiring the security at a discount, (iii) iron condors, which involve the Fund selling both a put and a call spread to benefit from low volatility, and (iv) cash-secured puts, where the Fund sets aside cash to cover the potential purchase of stock if assigned.

Public Debt

The Adviser may invest in publicly-offered debt securities, most of which will carry a credit rating by a nationally recognized rating agency such as Moody’s. The Fund invests without restriction as to an instrument’s maturity, structure, seniority, interest rate formula; and without restriction as to issuer entity type, capitalization, or credit quality. The Fund may invest in lower credit quality debt instruments that are commonly referred to as “high yield” bonds or “junk” bonds. Among debt of similar maturity and credit quality, the Adviser tends to select an instrument with the highest yield and potential total return. The Adviser may also invest in anticipation of a credit upgrade and expected capital appreciation.

Investment Adviser.    The Adviser, located at 35 West Broad Street, Suite 100, Stamford, CT 06902, serves as the Fund’s investment adviser. The Adviser serves individuals, pension and profit sharing plans, charitable organizations and other business accounts, as well as the Fund and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) with approximately $883 million in assets under management as of December 31, 2024.

Controlled Foreign Corporations.    The Fund does not currently own or primarily control any entity that engages in investment activities in securities or other assets. The Fund does not expect to have a wholly-owned or primarily controlled subsidiary, but reserves the right to do so.

Management Fee.    Pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”), and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) calculated at an annual rate of 0.50% of the Fund’s average monthly net assets. The Management Fee will be payable monthly in arrears.

See “Management of the Fund — Investment Adviser” for additional information concerning fees paid to the Adviser.

Expense Limitation Agreement.    The Adviser and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 1, 2027, to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (excluding borrowing costs, dividends and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, including litigation costs), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 0.95% per annum of the Fund’s average monthly net assets. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board, upon written notice to the Adviser.

Any waiver and reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived or made any payment, if the Fund is able to make the repayment (after the repayment amount is taken into consideration) without exceeding the lesser of the expense limitation in place at the time of the waiver and reimbursement or the current expense limitation and the repayment is approved by the Board. See “Management of the Fund — Trustees and Officers.”

Administrator.    Ultimus Fund Solutions, LLC (the “Administrator”) serves as the administrator for the Fund. See “Management of the Fund — Administrator.”

Transfer Agent.    Ultimus Fund Solutions, LLC (the “Transfer Agent”) serves as the transfer agent of the Fund. See “Management of the Fund — Transfer Agent.”

Custodian.    Fifth Third Bank, N.A. (the “Custodian”) serves as the Fund’s custodian. See “Management of the Fund — Custodian.”

Closed-End Fund Structure.    Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds do not typically redeem their shares at the option of a shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund may make repurchase offers to shareholders by offering to repurchase up to 5% of the shares outstanding at NAV, which is discussed in more detail below. See “Repurchases of Shares.” An investment in the Fund is suitable only for investors who can bear the risks associated with the repurchase offer and should be viewed as a long-term investment. The Fund, similar to a mutual fund, is subject to continuous asset inflows, although not subject to continuous outflows.

Investor Eligibility.    An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. If a prospective investor intends to buy shares directly from the Fund, it must submit a completed Investor Application. Fund shares will only be sold to “accredited investors” (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933).

Repurchases of Shares.    The Fund is a tender offer fund and, in order to provide a limited degree of liquidity to Investors, has adopted a policy to, the Fund’s assets permitting, make repurchase offers at NAV of up to 5% of the Fund’s shares outstanding. Repurchase offers will be made at such times, in such amounts, and on such terms as determined by the Board in consideration of a variety of factors, including the recommendation of the Adviser as to the timing or amount of such offer, if any, and a variety of operational, business, and economic factors. While the Fund targets quarterly repurchases, the Fund is not obligated to make a repurchase offer in any given quarter and the Board may decline to make a repurchase offer on the basis of its assessment of pertinent factors including, but not limited to, the liquidity of the Fund’s assets during such quarter.

Repurchase offers will be made to all Fund shareholders. There is no guarantee that a shareholder will be able to sell all of the shares he, she or it requests in a repurchase offer because shareholders, in total, may request the Fund to repurchase more than the percentage of the Fund’s shares which the Fund offers to repurchase.

Liquidity will be provided to shareholders only through the Fund’s repurchase offers. The Fund maintains liquid securities, cash and/or access to a bank line of credit in amounts sufficient to meet the amount of a repurchase offer. See “Repurchases of Shares.”

Summary of Risks.    Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should carefully consider the following risks that you assume when you invest in the Fund’s shares. You assume these risks as a result of the Fund’s direct investments, as well through its investments in pooled investment vehicles. See “Risk Factors.”

•        The Fund is a closed-end investment company.

•        The Fund has no history of operations for investors to evaluate.

•        The Fund’s performance depends upon the performance of the underlying funds and selected Alternatives strategies, the adherence by such underlying fund managers to such selected strategies and the Adviser’s ability to select underlying funds and strategies and effectively allocate Fund assets among them.

•        The Fund is organized to provide Investors with a multi-strategy investment program and not as an indirect way to gain access to any particular underlying fund.

•        The Fund’s investment portfolio includes underlying funds that hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period is difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

•        Subject to the limitations and restrictions of the 1940 Act, the Fund may borrow money (i.e., utilize leverage) for investment purposes, to pay operating expenses, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity, which may increase the Fund’s volatility.

•        Subject to the limitations and restrictions of the 1940 Act, the Fund may use derivative transactions for hedging purposes. Option transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of options and other derivative transactions by the Fund could present significant risks, including the risk of losses in excess of the amounts invested.

•        Shareholders have no right to receive information about the underlying funds or their fund managers, and have no recourse against them.

•        To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under Subchapter M of the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status. The Fund intends to qualify as a RIC under the Code but may be subject to income tax liability if it fails to qualify or otherwise fails to obtain treatment as a RIC by failing to satisfy the distribution requirement.

•        The Fund’s investments in underlying funds, and many of the investments held by the underlying funds, are priced in the absence of a readily available market value and may be priced based on determinations of fair value, which may prove to be inaccurate. Neither the Adviser nor the Board is able to confirm independently the accuracy of such valuations (which are unaudited, except at year-end). This risk is exacerbated to the extent that private funds generally provide valuations only on a quarterly basis. While such information is generally provided on a quarterly basis, the Fund provides valuations, and issues Shares more frequently. In addition, global, national, regional and local market events, natural disasters or a pandemic could cause delays in reporting of valuations (and thus delays in the Fund’s financial reports to shareholders), temporarily or for an extended period.

•        The Fund is registered as an investment company under the 1940 Act, which may limit the Fund’s investment flexibility compared to a fund that is not so registered.

•        The risks of ETFs and mutual funds may include passive strategy risk (the ETF or mutual fund may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry, market sector, country, or currency, which could cause returns to be lower or higher than if an active strategy were used), non-correlation risk (the ETF’s or mutual fund’s return may not match the returns of the relevant index), equity securities risk (the value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions, and/or economic conditions), market trading risks (the ETF or mutual fund faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF or mutual fund), and concentration risk (to the extent the ETF, mutual fund or underlying index’s portfolio is concentrated in the securities of a particular geography or market segment, the ETF or mutual fund may be adversely affected by the performance of that market, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political, or regulatory occurrences affecting that market).

•        The Fund may invest in traded and non-traded business development companies (“BDCs”), which are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. In addition, non-traded BDCs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of the Fund’s investments.

•        Private equity and private credit funds are typically exempt from registration under the 1940 Act and offered in private placement offerings. Private equity and private credit funds are not subject to certain investment restrictions imposed by the 1940 Act and therefore certain investment instruments and techniques that a private fund may use involve a high degree of risk. Because of the nature of such investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more such investments. A shareholder also bears fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses, which may include incentive fees or a performance allocation. In addition, interests in a private equity or private credit fund are typically considered illiquid and even where such fund provides quarterly liquidity, the Fund may be subject to an initial lock-up period or other fees to obtain liquidity.

•        Secondary investments may be acquired based on incomplete or imperfect information, and may expose the Fund to contingent liabilities, counterparty risks, reputational risks and execution risks. Additionally, the absence of a recognized “market” price means that the Fund cannot be assured that it is realizing the most favorable price in connection with trades in secondaries.

•        The Fund may invest in private credit funds, which involve credit risk, or the risk that the issuer of a security and other instrument is not able to make principal and interest payments when due, and interest rate risk, or the risk that interest rates rise causing a drop in value of the Fund’s investments.

•        Increases in interest rates may cause the Fund’s fixed-rate debt securities to decline in price.

•        The Fund’s investments in various types of debt securities and instruments may be unsecured or unrated and are subject to the risk of non-payment.

•        “Below investment grade” instruments (commonly referred to as “high yield bonds” or “junk bonds”) may be particularly susceptible to economic downturns, which could cause losses.

•        An investment in the Fund involves the risk of possibly losing the entire principal amount invested in the Fund due to unpredictable market conditions.

•        Investments in debt securities with longer terms to maturity are subject to greater volatility than investments in shorter-term obligations.

•        The Fund is subject to financial market risks, including changes in interest rates. If the Fund uses debt to finance investments, changes in interest rates may have a material adverse effect on the Fund’s net investment income.

•        The Fund may invest in other underlying funds, which are subject to their own strategy-specific risks such as default risk, leverage risk, derivatives risk, and market risk.

•        The Fund may invest in Non-Traded REITs, which are registered with the SEC, but not listed on a public exchange and therefore are not redeemable at the option of the shareholder and may only be disposable via repurchase offers extended by the issuer. Such issuer may not be obligated to extend repurchase offers at regular intervals.

•        The Fund may invest in illiquid and/or restricted securities that may be difficult to dispose of at a fair price when the Fund’s Adviser believes it is desirable to do so.

•        The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, and the loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.

•        The Adviser will experience conflicts of interest in connection with the management of the Fund relating to the allocation of the Adviser’s and its investment professionals’ time and resources between the Fund and other investment activities.

•        Although the Fund may offer to repurchase a portion of outstanding shares in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any other security. While the Fund targets to extend repurchase offers quarterly of up to 5% of the Fund’s outstanding shares, the Fund is not required to extend such repurchase offers. Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his, her or its shares except to the extent permitted under the repurchase offer and such investor may be unable to reduce the shareholder’s exposure on any market downturn.

•        Payment for repurchases of shares by the Fund may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.

•        The valuation of securities or instruments that lack a central trading place may carry greater risk than those that trade on an exchange.

•        The Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful.

•        Disasters, instability abroad, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.

•        The value of option contracts can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund may invest in option contracts that may expire worthless.

•        No assurance can be given that the Fund’s investment program will be successful. Accordingly, the Fund should be considered an investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. An investment in the Fund should be viewed only as part of an overall investment program.

U.S. Federal Income Tax Matters.    The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements. See “U.S. Federal Income Tax Matters.”

Distribution Policy; Dividend Reinvestment Policy.    The Fund’s distribution policy is to make quarterly distributions of income to shareholders. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the Fund under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

FUND EXPENSES

Class I
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fee	0.50%
Other Expenses:(1)	0.60%
Shareholder Service Fees	0.00%
Remaining Other Expenses	0.60%
Acquired Fund Fees and Expenses(2)	1.05%
Total Annual Expenses	2.15%
Fee Waiver and Expense Reimbursement(3)	(0.15)%
Total Annual Expenses (after fee waiver and expense reimbursement)	2.00%

(1)      Other expenses are based on estimated amounts for the current fiscal year. Other expenses include shareholder service fees, accounting, legal and auditing fees of the Fund, compliance services expenses and fees payable to the Trustees who do not also serve in an executive officer capacity for the Fund or the Adviser. The expenses are estimated on Fund net assets of $100,000,000.

(2)      Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements, when issued, include only the direct operating expenses incurred by the Fund. Acquired fund fees and expenses are based on estimated amounts for the current fiscal year. In calculating the estimated Acquired Fund Fees and Expenses, incentive fees charged by underlying funds in which the Fund invests have been excluded. These fees are typically performance-based and contingent upon the underlying funds achieving certain investment returns or other performance metrics. As such, the exclusion of incentive fees is due to the unpredictable nature of these fees and the inability to reasonably estimate them in advance.

(3)      The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 1, 2027, to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (excluding borrowing costs, dividends and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, including litigation costs), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 0.95% per annum of the Fund’s average monthly net assets. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board, upon 60 days written notice to the Adviser. Any waiver and reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived such payment, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver and reimbursement or the current expense limitation and the repayment is approved by the Board. See “Management of the Fund.”

The Fund Expenses Table describes the fees and expenses that you may pay if you buy, hold, or sell shares of the Fund. The purpose of the Fund Expenses Table is to assist a shareholder to understand the fees and expenses that such shareholder would bear directly or indirectly. If a shareholder requests repurchase proceeds be paid by wire transfer, such shareholder may be assessed an outgoing wire transfer fee at prevailing rates charged by the Transfer Agent, currently $15.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return.

1 Year	3 Years	5 Years	10 Years
$20	$64	$112	$246

The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

The Adviser is paying all organizational and initial offering costs of the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

THE FUND

The Fund is a offered on monthly basis as a non-diversified, closed-end management investment company that is operated as a tender offer fund. The Fund was organized as a Delaware statutory trust on May 24, 2024. The Fund’s principal business office is located at, c/o Ultimus Fund Solutions, LLC, PO Box 46707 Cincinnati, OH 45246, and its telephone number is 833-498-2238.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares are invested as soon as reasonably practicable, and in no event more than 3 months after receipt, in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt. There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Adviser paid the Fund’s organizational and offering expenses incurred with respect to its initial offering and the Fund will pay expenses incurred with respect to its continuous offering. Pending investment of net proceeds in accordance with the Fund’s investment objective and policies, the Fund holds cash or invests in money market or short-term, high quality fixed-income mutual funds. However, the Fund does not anticipate any material delay in fully investing the proceeds from offering shares. Investors should expect, therefore, that before the Fund has fully invested proceeds in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective

The investment objective of the Fund is to provide investors access to tactical exposure to diversified alternative strategies, including but not limited to, private credit, private real estate, private equity, and options strategies.

Investment Policies and Strategies

The Fund seeks to achieve its investment objective through strategic direct and indirect investment of its assets in Alternatives which provide tactical exposure to private credit, private real estate, or private equity strategies. The Fund may also deploy option strategies including, but not limited to, covered calls, short puts, cash-secured puts, and iron-condors. The Fund expects to invest primarily in Alternatives under normal circumstances.

However, the Fund may, at the Adviser’s discretion, invest all of its assets in income-oriented securities such as corporate bonds, treasuries, and money market instruments in response to adverse market, economic, political, or other conditions.

The Fund invests without restriction as to an instrument’s maturity, structure, seniority, interest rate formula; and without restriction as to issuer entity type, capitalization, or credit quality. Lower credit quality debt instruments are commonly referred to as “high yield” bonds or “junk” bonds. The Fund defines high yield and junk bonds as those rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the Advisor to be of similar credit quality.

Adviser’s Investment Strategy.

The Adviser seeks to achieve the Fund’s investment objective by “tactically” investing and divesting, thereby adjusting the Fund’s asset allocation to benefit from market inefficiencies or imbalances in values among different assets or asset classes, among the Alternatives categories identified above. The Adviser anticipates implementing such investment and divestment via dollar-cost averaging but reserves the right to select other methods to invest the Fund’s assets. The portion of the Fund’s assets which have not been allocated to an Alternatives category (or before such portion has been deployed in an Alternatives category) will be invested in income-oriented securities such as corporate bonds, treasuries, and money market instruments.

The Adviser believes different Alternatives categories may offer a different mix of liquidity, yield, capital growth, credit risk, and correlation to the broader debt and equity markets. Within each Alternatives category, the Adviser assesses yield, capital growth, default risk and expected volatility to construct a portfolio it believes will most effectively support the Fund’s investment objective. The Adviser also considers expected correlation of asset class returns when constructing the Fund’s portfolio. In addition to considering the expected performance of an asset class held by a public fund or private fund, the Adviser evaluates management experience, historical performance and operational expenses of such fund through research and a review of publicly and privately available marketing materials, including prospectuses and private placement memoranda. The Adviser will use the following factors to determine if an investment adviser has the ability to invest successfully:

•        Track Record & Performance Analysis — The Adviser will review an investment adviser’s historical returns, risk-adjusted performance, and consistency across market cycle to determine if there is a potential opportunity to generate a return for the Fund.

•        Investment Strategy & Edge — The Adviser will evaluate each fund’s investment thesis, sourcing advantages, sector expertise, and competitive differentiators to ensure alignment with the Fund’s investment strategy.

•        Risk Management & Downside Protection — The Adviser will review portfolio construction, leverage policies, hedging strategies, and past drawdowns to gauge risk mitigation effectiveness.

•        Manager Quality & Incentives — The Adviser will conduct due diligence on fund managers’ experience, decision-making process, alignment of interests (GP commitment, fee structure), and operational discipline to ensure strong governance, effective risk management, and a commitment to generating sustainable returns while safeguarding investor interests.

The Adviser will sell a holding to adjust average portfolio maturity, when default risk increases, when yield or capital growth performance is weaker than expected, or when a more attractive replacement is identified.

While the Adviser anticipates that the Fund’s portfolio will invest in each of the categories described in this strategy, the Fund does not have a predetermined asset allocation. Depending on its evaluation of market conditions, the Adviser may allocate the Fund’s assets among any, all, or only a few of these categories.

Private Funds

The Adviser may invest in private funds that pursue credit, real estate, or equity strategies without preference to any sector in which such private funds may invest. An investment in a private fund may be made in the primary offering of such fund’s securities or acquired in the secondary market. Such investments may constitute “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act of 1933.

The Adviser evaluates private funds based on the depth of resources of management, consistency of investment process, prior investment performance, expenses, and purity of exposure to an asset class using information contained in such private funds’ marketing materials, including private placement memoranda, and gained from the Adviser’s relationships with the management of such private funds. Private funds may have long investment horizons, uncommon access to deal flow from relationships with investment banks. Private funds may be purchased on the secondary market or directly from the issuer of the security. Many private funds require large minimum investments and impose investor qualification criteria. By investing in private funds, the Fund may offer its shareholders access to institutional asset managers that are not otherwise available to them. The Fund seeks invest in private funds on terms consistent with those offered to similarly-sized institutional investors. Private funds may offer opportunities for income and capital appreciation as well as lower correlation to equity markets, but will also be less liquid.

While the Adviser anticipates that, under normal market conditions, the Fund’s portfolio will invest in each of the categories of Alternatives investments listed above, the Fund does not have predetermined asset allocations to any of these categories. Depending on its evaluation of the markets, the Adviser may allocate the Fund’s assets among any, all, or none of these categories. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The Adviser’s selection of investment opportunities and strategies will vary over time, in response to changing market opportunities and conditions as well as other pertinent factors. This may include investments in markets, each with differing liquidity, credit quality (whether rated or not), and other features, and the Fund may indirectly have exposure to derivative instruments.

While the Fund is classified as a non-diversified fund under the terms of the 1940 Act, the Adviser seeks to diversify the Fund’s risk across asset classes and issuers. In addition to diversifying into the investment strategies described above, the Fund also seeks to diversify by attempting to hold multiple positions within each strategy. The Adviser may also seek to further diversify the portfolio by selecting securities from different regions and industries. While the Adviser considers opportunities within all industries, the Adviser seeks to prioritize industries having, in its view, favorable characteristics. The Adviser also seeks diversification by investing across various levels and qualities of the capital structure.

Private Equity

Private equity is a common term for investments that are typically made in private companies (or public companies through privately negotiated transactions) and generally involve equity-related finance intended to facilitate a change in management and direction of these companies in order to increase their value. The Fund invests in private equity-related investments, including primary and secondary offerings of underlying funds that deploy invested capital into primarily non-public operating companies (portfolio companies). The Fund may allocate its investments across multiple private equity strategies (e.g., growth and core), vintage years, geographies, company size, sector, industry, and other distinguishing features.

The Adviser believes that the Fund’s investment program offers private equity investing for certain investors who previously have not had access to established private equity Investment fund managers, or who desire to access private equity investments through lower account minimums. The Fund makes investments in buyouts, growth capital, special situations, and other private equity opportunities.

Private Credit

Private credit is credit that is extended to companies or projects on a bilaterally negotiated basis, is not publicly traded, and is originated or held by lenders which are not banks.

Private credit takes various legal forms, which may include loans, bonds, notes (including convertible notes), simple agreements for future equity (SAFEs) or private securitization issues, and may take the form of secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt). The Fund gains exposure to select private credit opportunities through underlying private or public funds.

REITs

The Adviser may invest in non-traded REITs, which are companies which own income-producing real estate or real estate-related assets and are registered with the SEC but are not listed on a public exchange. Investments in REITs may involve complex tax structures, tax inefficient investing, and delays in distributing important tax information. REITs are generally not taxed at the corporate level to the extent they distribute all of their taxable income in the form of dividends. Ordinary income dividends are taxed at individual tax rates and distributions may be subject to state tax. The value of the Fund’s investment exposure to REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.

Since there is no public trading market for such REIT shares, repurchase of such shares by the issuer is generally the only way to dispose of the shares. The applicable share repurchase plan, which is typically approved and administered by a board of directors, provides the opportunity to request a repurchase. As a result, investments in such REIT shares have only limited liquidity and at times may be illiquid.

Public Funds

The Fund defines public funds as publicly offered mutual funds, exchange-traded funds (“ETFs”), and closed-end funds (“CEFs”), including business development companies (“BDCs”). Such public funds may include, but are not limited to, public funds which pursue equity, credit or real estate strategies. The Fund may invest in equity shares of mutual funds, ETFs, CEFs, and BDCs in order to gain indirect exposure to Alternatives or income-oriented securities. With regards to CEFs and BDCs, the Fund may invest across the capital spectrum as CEFs and BDCs may issue debt or preferred shares, in addition to their common equity shares. The Adviser invests in public funds to diversify its holdings and for access to Alternatives categories. When evaluating public funds, the Adviser compares management tenure, historical return performance, expenses, and purity of exposure to an asset class.

Subject to the Fund’s investment restrictions, the Fund may invest its assets in “closed-end” investment companies (or “CEFs”), including BDCs. Shares of CEFs are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 2% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other OTC markets. Because the shares of CEFs cannot be redeemed upon demand to the issuer like the shares of an open end investment company, investors seek to buy and sell shares of CEFs in the secondary market.

To the extent the Fund invests in CEFs, the Fund generally will purchase shares of CEFs in the secondary market. In connection with such purchases, the Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a CEF in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the CEF’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

Public Debt

The Adviser may invest in publicly-offered debt securities, most of which will carry a credit rating by a nationally recognized rating agency such as Moody’s. The Fund invests without restriction as to an instrument’s maturity, structure, seniority, interest rate formula; and without restriction as to issuer entity type, capitalization, or credit quality. The Fund may invest in lower credit quality debt instruments that are commonly referred to as “high yield” bonds or “junk” bonds. Among debt of similar maturity and credit quality, the Adviser tends to select an instrument with the highest yield and potential total return. The Adviser may also invest in anticipation of a credit upgrade and expected capital appreciation.

Options

The Fund may also deploy up to 30% of its assets in option strategies by selling options on a portfolio of underlying equity securities, such as stocks or ETFs, regardless of the income producing qualities of such securities or whether they offer exposure to Alternatives. In any event, the securities on which the Fund may sell options shall be highly liquid with an active options market. The most common components of the Fund’s option strategy may include selling covered calls and short puts.

Covered Calls.    Covered Calls involve holding a long position in a security and selling call options on that security with the goal of generating income from the premiums collected from selling such call options. To the extent the price of the security remains below the strike price of the call option, the holder of the security retains both the security and the premiums from the call option.

Short Puts.    This strategy involves selling put options on securities that the Fund does not own. If the stock price falls below the strike price, the investor may be required to buy the stock at that price, which could be beneficial if the stock is undervalued. The investor collects the premium upfront, providing income, and can acquire the security at a discount.

Other variations may include, but not be limited to, iron condors, which involve selling both a put and a call spread to benefit from low volatility, and cash-secured puts, where the investor sets aside cash to cover the potential purchase of stock if assigned.

While the Fund is authorized to borrow money, if necessary, in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity, the Fund seeks to avoid such borrowing.

Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies, and techniques without shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the 1940 Act) of the Fund’s outstanding shares.

Temporary Defensive Strategies

The Adviser may from time to time, for temporary and/or defensive reasons, take positions in various short-term debt instruments including bank obligations, commercial paper, U.S. Treasury or agency securities, or money market funds. If and when the Adviser determines to pursue such strategies, the Fund may not achieve its investment objective while it does so. Additional information about the Fund’s non-principal investment strategies, including associated risks, is available in the SAI.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund, you should consider the following risks the Fund faces carefully, together with the other information contained in this prospectus. If any of the risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Private Fund Risk

The Fund’s performance depends in part upon the performance of the private fund managers and selected strategies, the adherence by such managers to such selected strategies, the instruments used by such managers and the Adviser’s ability to select the managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees, incentive fees and allocations, and expenses at the Fund level, and asset-based fees, incentive fees and allocations, and expenses at the pooled investment vehicle level.

The private funds in which the Fund invests are subject to risks associated with legal and regulatory changes applicable to financial institutions generally and to private funds in particular. The Fund may not be able to invest in certain private funds that are oversubscribed or closed, and the Fund may be able to allocate only a limited amount of assets to a fund that has been identified as an attractive opportunity. The Fund’s investments in certain private funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest a substantial portion of its assets in private funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a private fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

The Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by certain private funds. To fund such capital calls, the Fund may maintain a sizeable cash position, which may result in lower returns. If the Fund does not maintain a sufficient cash position to fund capital calls, it may face the potential inability to fund capital contributions. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) indirectly cause the Fund to be subject to certain penalties from the private fund (including the forfeiture of a portion of the Fund’s capital contribution to such vehicle), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Private fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. A private fund manager may focus primarily on a particular industry, which would subject the vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A private fund manager may focus on a particular country or geographic region, which may subject the vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. A private fund manager may use derivatives for speculative or hedging purposes. A private fund manager may incur leverage for investment or other purposes, which may increase the volatility of the vehicle. A private fund manager may invest without limitation in restricted and illiquid securities.

Private funds are not publicly traded and therefore would not be liquid investments. Please see “Liquidity Risk” for a description of risks associated with illiquid securities. As a result, the Fund may consider information provided by the private fund manager to determine the value of the Fund’s investment in the vehicle. The valuation provided by the private fund manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. The Adviser will use reasonable due diligence to value securities and may also consider information provided by the private funds, including any quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares.

In addition to valuation risk, a direct investor in a privately offered pooled investment vehicle is not entitled to the protections of the 1940 Act. For example, privately offered pooled investment vehicles need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. As a result, privately offered funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage. Additionally, pooled investment vehicle managers may have limited operating histories upon which to evaluate their performance, and some pooled investment vehicle managers may not be registered under the Advisers Act. Further, some offered pooled investment vehicle managers may charge investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of net profits (or more in certain limited circumstances), which may create incentives for these managers to make investments that are riskier than in the absence of these fees. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders. For the avoidance of doubt, regardless of any investment by the Fund in a privately offered pooled investment vehicle, an investment in the Fund shall not be a direct investment in a privately offered pooled investment vehicle and shareholders in the Fund shall remain entitled to the protections of the 1940 Act in connection with their investment in the Fund.

All private funds are subject to asset-specific risks, including those for private equity, private credit and real estate.

Closed-End Structure Risk

The Fund is a closed-end investment company. It is designed for long-term investors and not as a trading vehicle. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s repurchase offers for up to 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer.

Options Risk

Selling and buying options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to gain exposure that is significantly greater than the premium paid or received. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the reference asset, which may be magnified by certain features of the options. When selling an option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price for a put option, or above the strike price for a call option, by an amount equal to or greater than the premium. Purchasing of put or call options involves the payment of premiums, which may adversely affect the Fund’s performance. Purchased put or call options may expire worthless resulting in the Fund’s loss of the premium it paid for the option.

As the Fund enters into derivatives transactions, specifically options contracts, pursuant to Rule 18f-4 under the 1940 Act (“Rule 18f-4”), the Fund has implemented a derivatives risk management program and related procedures. To the extent the Fund is noncompliant with Rule 18f-4, including limitations on risks relating to its derivatives transactions, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to meet its investment objective.

Valuation Risk

Unlike the national exchanges for publicly traded common stock, there is no central place or exchange for credit-related instruments to trade, the securities of private funds, or the securities of non-listed public funds. Such securities and credit-related instruments generally trade on an OTC market, which may be anywhere in the world where a buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of such investments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. Although fair value estimates provided by the Adviser integrate observable inputs, to the extent the Adviser relies on unobservable inputs and subjective judgements, fair value estimates will be subject to heightened risk of inaccuracy. In addition, other market participants may value securities and other instruments differently than the Fund. As a result, the Fund may be subject to the risk that when a credit-related instrument, private fund security, or non-listed public fund is sold in the market, the amount received by the Fund is less than the value of such investment carried on the Fund’s books.

Debt Securities and Interest Rate Risk

When the Fund invests in fixed-rate debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities and loans, and as a result the value of your investment in the Fund will fluctuate with changes in interest rates. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments) and extension risk (the debtor may pay its obligation later than expected, increasing a securities maturity). These risks could affect the value of a particular investment, possibly causing the Fund’s NAV and total return to be reduced and fluctuate more than other types of investments.

Below Investment Grade Instruments Risk

The Fund may invest in debt securities and other instruments that are rated “below investment grade” by recognized rating agencies or will be unrated (sometimes referred to as high yield or junk bonds) and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and/or principal payments. Such securities and instruments are generally not exchange traded and, as a result, trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The Fund’s investments in “below investment grade” or “high yield” or “junk” securities and instruments expose it to a substantial degree of credit risk and interest rate risk. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and/or interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Equity Investments Risk

Fluctuations in the value of equity securities held directly or indirectly by the Fund may cause the Fund’s net asset value to fluctuate.

ETF Risk

The Fund may invest in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Fixed-Income Instruments Risk

The Fund invests in fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated. The market price of the Fund’s fixed income investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also “Risks Factors — Credit Risk.”

The Fund invests in loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part-lender. When purchasing indebtedness (including loan participations), the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights than the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize on a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of the borrower or the lender or that in such circumstances, the Fund will benefit from any set-off between the lender and the borrower. Successful claims by third parties arising from these and other risks may be borne by the Fund.

Adviser’s Analysis Risk

The Adviser seeks to conduct reasonable and appropriate due diligence based on the facts and circumstances applicable to each investment. When conducting due diligence and making an assessment regarding an investment for the Fund, the Adviser relies on available resources, including information provided by the target of the investment and, in some circumstances, third-party investigations. As a result, the due diligence process may at times be subjective with respect to recently organized companies for which only limited information is available. Accordingly, the Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There can be no assurance that the projected results of an investment opportunity will be achieved for the Fund, and actual results may vary significantly from such projections. General economic, natural, and other conditions, which are not predictable, can have an adverse impact on the reliability of such projections. Assumptions or projections about asset lives; the stability, growth, or predictability of costs; demand; or revenues generated by an investment or other factors associated therewith may, due to various risks and uncertainties including those described herein, differ materially from actual results.

Competition for Investment Opportunities Risk

The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with a similar investment objective may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms on which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund or the Adviser may be reluctant to present investment opportunities to the Fund because of its affiliation with the Adviser. There can be no assurance that the Adviser will be able to locate and complete investments that satisfy the Fund’s investment objective or to realize on their values.

Conflicts of Interest Risk

The Adviser (and its affiliates) and the Portfolio Manager (and the portfolio managers for other clients managed by the Adviser or its affiliates) manage the assets of and/or provide advice to individual accounts, as well as to the Fund. The Fund has no interest in the activities of the Adviser’s other clients. In addition, the Adviser and its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. However, there are no affiliations or arrangements between the Adviser’s or its affiliates’ clients, the pooled investment vehicles in which the Fund invests and the asset managers of such pooled investment vehicles.

The Adviser (and its affiliates) and the Portfolio Manager (and the portfolio managers for other clients managed by the Adviser or its affiliates) will experience conflicts of interest in connection with the management of the Fund relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates (including other client accounts managed by the Adviser or its affiliates); compensation to the Adviser; services that may be provided by the Adviser, its investment professionals and its affiliates to issuers in which the Fund invests; investment by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser or its affiliates; differing recommendations given by the Adviser to the Fund versus other clients of the Adviser or its affiliates; the Adviser’s use of information gained from issuers in the Fund’s portfolio investments by other clients, subject to applicable law; and restrictions on the Adviser’s use of non-public information with respect to potential investments by the Fund. The Adviser and/or its affiliates may from time to time obtain non-public information regarding certain issuers or other investment opportunities, which information may be material. As a result of the federal and state securities laws’ prohibition on trading on the basis of material non-public information, the Fund may be prohibited from buying or selling securities or pursuing a transaction or investment opportunity, which may result in a loss (actual or potential) to the Fund. See “Conflicts of Interest.”

Investment Risk

An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his, her or its investment objectives and personal situation and (ii) consider factors such as his, her or its personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund’s shares represents an indirect investment in the portfolio of private funds, public funds, and fixed-income instruments, short positions and other securities owned by the Fund, and the value of these securities and other instruments may fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Issuer Risk

The value of a specific security or investment can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held either directly or indirectly in the Fund’s portfolio may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Key Personnel Risk

The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, the information and deal flow they and others generate during the normal course of their activities and the synergies among the diverse fields of expertise and knowledge held by the Adviser’s professionals. The loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.

The Adviser’s principals and other key personnel possess substantial experience and expertise and have strong business relationships with members of the business community. The loss of these personnel could jeopardize the Adviser’s relationships with members of the business community and could result in fewer investment opportunities for the Fund. For example, if any of the Adviser’s principals were to join or form a competing firm, the Fund’s results and financial condition could suffer.

Legal and Regulatory Risks

Legal and regulatory changes could occur that may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) made a number of changes to the regulatory framework in the financial services industry, including regulations applicable to banks, insurance companies, and other firms. The Dodd-Frank Act also made a number of regulatory changes to the oversight and treatment of various investments, in particular, derivatives. The process of implementing regulations under the Dodd-Frank Act is ongoing and there may be further changes to the system. The impact of these regulatory changes will be felt across industries for a number of years and will impact the Fund’s investments and the administration of the Fund. Instruments in which the Fund invests may incur increased regulatory compliance costs and could be subject to regulatory action. The Fund may incur Dodd-Frank regulatory compliance costs, which could impact performance.

Liquidity Risk

Shareholder Liquidity Risk

The Fund is a closed-end investment company structured as a “tender offer fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s repurchase offers of up to 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire or that a repurchase offer will be available in a given quarter.

Fund Investments Liquidity Risk

The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The Fund may invest without limit in securities that, at the time of investment, are illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

The market price of illiquid and restricted securities may be more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Private Funds and other investments are not readily marketable and may be subject to restrictions on resale. Such securities may not be listed on any national securities exchange and no active trading market may exist for certain of the underlying funds and fixed-income instruments in which the Fund invests. Where a secondary market exists, the market for such instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, events occurring subsequent to an investment by the Fund, including, for example, withdrawals and changes in market, political or other relevant circumstances, may cause some investments that were liquid at the time of acquisition to become illiquid or otherwise cause the Fund’s concentration in illiquid investments to increase.

Management Risk

The Fund’s NAV changes monthly based on the performance of the investments it makes. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of a derivative position or an underlying fund (pooled investment vehicles or other means of indirect investment) may also prove incorrect and may not produce the desired results.

Market Developments

Although the market is not currently experiencing the same levels of disruption as during 2008 to 2009 and early 2020, extreme volatility or market disruption may recur in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain borrowers may, due to macroeconomic conditions, be unable to repay secured loans. A borrower’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of the secured loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the borrower’s ability to meet its obligations under its debt securities and other instruments. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting counterparty. In addition, if a borrower was to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. A recession could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

These developments may increase the volatility of the value of securities and other instruments owned by the Fund. These developments also may make it more difficult for the Fund to accurately value such instruments or to sell them on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of shares. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and/or interest when due, leading to lower credit ratings of an issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect its NAV.

Market Disruptions from Natural Disasters or Geopolitical Risks

Natural disasters, instability abroad, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of natural disasters or geopolitical events in the future on the U.S. economy and securities markets.

Market Risk

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the ability of the Fund to make attractive new investments.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

In addition, the Fund is subject to the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, climate change and climate-related events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. The lingering effects of a world-wide pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may negatively impact the performance of the Fund’s investments or decrease the liquidity of those investments. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

No History of Operations Risk

The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective. In addition, because the Fund has no minimum asset threshold that must be satisfied prior to launch, the Fund will experience high expenses as a percentage of net assets, subject to the Fund’s Expense Limitation Agreement (see “Fund Expenses”), to the extent it raises few assets.

Real Estate and REIT Risk

The main risk of real estate related investments is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Real estate historically has experienced significant fluctuation and cycles in value, and specific market conditions may result in a permanent reduction in value. The value of the real estate will depend on many factors beyond the control of the general partner, including, without limitation: changes in general economic or local conditions; changes in supply of or demand for competing properties in an area (as a result, for instance, of over-building); changes in interest rates; the promulgation and enforcement of governmental regulations relating to land use and zoning restrictions, environmental protection and occupational safety; unavailability of mortgage funds which may render the construction, leasing, sale or refinancing of a property difficult; the financial condition of borrowers and of tenants, buyers and sellers of property; changes in real estate tax rates and other operating expenses; the imposition of rent controls; energy and supply shortages; various uninsured or uninsurable risks; and natural disasters.

The value of the Fund’s investment exposure to REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.

Repurchase Policy Risks

Repurchases by the Fund of its shares typically will be funded from available cash, sales of portfolio securities, or borrowing proceeds. Accordingly, the Fund may offer to repurchase fewer shares than shareholders may wish to sell, resulting in the proration of shareholder repurchases, or the Fund may decline to make to extend a repurchase offer. In certain cases, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchases of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders. While the Fund targets quarterly repurchases, the Fund will only tender shares for repurchase when the Board determines there is adequate liquidity.

Taxation Risk

The Fund may invest a portion of its net assets in “below investment grade” or “high yield” or “junk” instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Risks Relating to the Fund’s RIC Status

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded to RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund may invest in loans and other debt obligations that will be treated as having “market discount,” payable-in-kind (“PIK”) interest or income, and/or OID for U.S. federal income tax purposes.

PIK loans make interest payments by issuing additional bonds rather than cash, and interest rates on such loans are typically higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. PIK instruments may also have unreliable valuations because the accruals require judgements about the ultimate collectability of the deferred payments and the value of the associated collateral. The interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan. Because cash interest payments on a PIK loan are deferred, such interest payments are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan.

Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions. The use of PIK and OID securities may also provide certain benefits to the Fund’s Adviser, including increasing management fees.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of four trustees (each a “Trustee”). The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

The Adviser, located at 35 West Broad Street, Suite 100, Stamford, CT 06902, serves as the Fund’s investment adviser. The Adviser serves The Adviser serves individuals, pension and profit sharing plans, charitable organizations and other business accounts, as well as the Fund and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) with approximately $883 million in assets under management as of December 31, 2024. Charles Failla is deemed to be a control person of the Adviser.

Under the general supervision of the Board, the Adviser carries out the investment and reinvestment of the net assets of the Fund, furnishes continuously an investment program with respect to the Fund, and determines which securities should be purchased, sold or exchanged. In addition, the Adviser supervises and provides oversight of the Fund’s service providers. The Adviser furnishes to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. The Adviser compensates all Adviser personnel who provide services to the Fund.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be included in the Fund’s first annual or semi-annual report to shareholders.

Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a Management Fee calculated at an annual rate of 0.50% of the Fund’s average monthly net assets. The Management Fee will be payable monthly in arrears.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 1, 2027, to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (excluding borrowing costs, dividends and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, including litigation costs), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 0.95% per annum of the Fund’s average monthly net assets attributable to shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board, upon written notice to the Adviser.

Any waiver and reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived or made any payment, if the Fund is able to make the repayment (after the repayment amount is taken into consideration) without exceeding the expense limitation in place at the time of waiver and reimbursement or the current expense limitation. Any recoupments would be limited to either (1) the expense cap in effect at the time of the waiver, or (2) the expense cap in effect at the time of recapture, whichever is less.

Portfolio Manager

Charles Failla (the “Portfolio Manager”) has served as the portfolio manager of the Fund since the commencement of the Fund’s operations. The Portfolio Manager is a Certified Financial Planner and has been in the investment management industry since 1994. His experience includes work as a retail stockbroker, branch manager and, he has served as the founder and chief executive officer of the Adviser since 2003. The Portfolio Manager received his undergraduate degree from The University of Connecticut.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of the Fund’s securities may be found in the Fund’s SAI.

Administrator, Accounting, and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), located at PO Box 46707 Cincinnati, OH 45246 serves as the Administrator, Accounting Agent, and Transfer Agent to the Fund.

Pursuant to a master services agreement (the “Master Services Agreement”) with the Fund and the Adviser, the Administrator furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records that the Fund is required to maintain and preparing reports to our shareholders. In addition, the Administrator assists the Fund in determining and publishing its net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally oversees the payment of Fund expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are based on Fund assets and out of pocket expenses of the Administrator. After one year, the Administration Agreement may be terminated by either party without penalty upon 90 days’ written notice to the other party.

Ultimus receives the following fees under the Master Services Agreement: for administrative services: the Fund pays Ultimus an annual fund administration fee that includes a fixed rate and an asset-based fee, plus out-of-pocket expenses; for accounting services the Fund pays the Ultimus a minimum annual fee or an asset-based fee, plus out-of-pocket expenses; for transfer agent services, the Fund pays Ultimus a transfer agent per account fee per account. Ultimus is reimbursed for any out-of-pocket expenses.

The Master Services Agreement provides that, absent fraud, willful misconduct, bad faith or negligence in the performance of its duties, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the services under the Master Services Agreement or otherwise as Administrator, Accounting Agent, or Transfer Agent for the Fund.

Custodian

Fifth Third Bank, National Association (the “Custodian”), with a principal place of business at 38 Fountain Square Plaza, MD 1090X9, Cincinnati, OH 45202, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Advisory Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay any expenses of any Trustee of the Fund who is an affiliate of the Adviser.

The Adviser paid the Fund’s organizational and offering expenses incurred with respect to its initial offering. The Fund will pay expenses incurred with respect to its continuous offering. The Fund will bear all costs and expenses of its operations, administration and transactions, including (without limitation) those relating to: the calculating the Fund’s net asset value (including the cost and expenses of any independent valuation firm); effecting sales and repurchases of the Fund’s shares and other securities; interest payable on debt, if any, to finance the Fund’s investments; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, monitoring the Fund’s financial and legal affairs for the Fund, providing administrative services, monitoring the Fund’s investments and evaluating and making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and management fees; transfer agent and custodial fees; fees and expenses associated with marketing efforts to the extent permitted by a plan of distribution adopted by the Board; costs associated with the Fund’s reporting and compliance obligations under the 1940 Act, the Exchange Act and other applicable federal and state securities laws, and ongoing stock exchange fees; federal, state and local taxes; independent Trustees’ fees and expenses; brokerage commissions; costs of proxy statements, shareholders’ reports and other communications with shareholders, including printing costs; the Fund’s allocable portion of the fidelity bond, directors’ and officers’

liability insurance, errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, telephone and staff; fees and expenses associated with independent audits and outside legal costs; investment advisory and management fees; administration fees, if any, payable under the Administration Agreement between the Fund and the Administrator; federal and state registration fees; all costs of registration and listing the Fund’s shares on any securities exchange; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Fund or the Administrator in connection with administering the Fund’s business, including payments under the Administration Agreement between the Fund and the Administrator based upon the Fund’s allocable portion of the Administrator’s overhead and other expenses associated with performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the costs of compensation and related expenses of the Fund’s chief compliance officer and chief financial officer and their respective administrative support staffs. For the avoidance of doubt, the parties agree that the Fund will bear all expenses associated with contractual obligations of the Fund existing prior to the effective date of this Agreement, including those that may become unnecessary or redundant but cannot be terminated.

The Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Adviser, in connection with its initial $100,000 purchase of shares, owned more than 25% (i.e., 100%) of the outstanding shares of the Fund.

DETERMINATION OF NET ASSET VALUE

The NAV of shares of the Fund is determined monthly, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally, 4:00 p.m., Eastern Time) on the last business day of the month. The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund is offered at NAV. During the continuous offering, the price of the shares will increase or decrease on a monthly basis according to the NAV of the shares.

The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (collectively, “Fair Valued Securities”), securities are valued at fair value as determined by the Board’s valuation designee (the Adviser) pursuant to Rule 2a-5 under the 1940 Act. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. As the valuation designee, the Adviser acts under the Board’s oversight. The Adviser’s fair valuation policies and procedures are approved by the Board. Fair valuation involves subjective judgments by the valuation in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Fair Valued Securities are difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a Fair Valued Security issuer does not report a value to the Fund on a timely basis, the Adviser determines the fair value of such Fair Valued Security based on the most recent value reported by the issuer of the Fair Valued Security, as well as any other relevant information available at the time the Fund values its investments. In the absence of specific transaction activity in a particular Fair Valued Security, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment in such Fair Valued Security at the NAV reported by the Fair Valued Security issuer at the time of valuation or to adjust the value to reflect a premium or discount.

There is no single standard for determining fair value of a security. Rather, the fair value determinations involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated NAVs of the Fair Valued Securities’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security as well as overall market information and the prices of a group of similar assets. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors. As part of its due diligence of Fair Valued Security investments, the Adviser will attempt to obtain current information on an ongoing basis from market sources, asset managers and/or issuers to value all Fair Valued Securities. However, it is anticipated that portfolio holdings and other value information of the Fair Valued Securities could be available on no more than a quarterly basis. Based on its review of all relevant information, the Adviser may conclude in certain circumstances that the information provided by the asset manager and/or issuer of a Fair Valued Security does not represent the fair value of the Fund’s investment in such security.

Before investing in any Fair Valued Security, the Adviser will conduct a due diligence review of the valuation methodology utilized by the issuer of the Fair Valued Security, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. After investing in a Fair Valued Security, the Adviser will monitor the valuation methodology used by the asset manager and/or issuer of the Fair Valued Security.

As a general matter, the Fund’s investments in private debt will be fair valued at the cost of the security as of the date of purchase and generally held at cost subject to the following events: (i) a material change in in interest rates/yields for similar securities; (ii) a major underlying collateral impairment since origination; (iii) interest and/or principal payment default; (iv) a fundamental change that has not been reflected in cost that puts recoverability in serious doubt;

and (v) an expected partial/full sale of security to a third party at a different price than estimated fair value. The Fund’s investments in pooled investment vehicles will be fair valued at the cost of the security as of the date of purchase and subsequently valued at the pooled investment vehicle’s net asset value, as determined by such pooled investment vehicle’s manager.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser determines in good faith to reflect its fair market value. Readily marketable securities not listed on the Exchange but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the Adviser to be OTC, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Adviser deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also OTC, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities.

Non-dollar-denominated securities, if any, are valued as of the close of the Exchange at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio.

The Adviser provides the Board with periodic reports that discuss the functioning of the fair valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any.

CONFLICTS OF INTEREST

The members of the senior management and investment team of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Fund’s best interests or in the best interest of the Fund’s shareholders. The Fund’s investment objective may overlap with the investment objective of such investment funds, accounts or other investment vehicles. In particular, the Fund relies on the Adviser to manage the Fund’s day-to-day activities and to implement the Fund’s investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to the Fund. As a result of these activities, the Adviser, its officers and employees and certain of its affiliates will have conflicts of interest in allocating their time between the Fund and other activities in which they are or may become involved, including the management of its affiliated funds and business opportunities outside the Adviser. The Adviser and its officers and employees will devote only as much of its or their time to the Fund’s business as the Adviser and its officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

Neither the Adviser nor individuals employed by the Adviser are generally prohibited from raising capital for and managing other investment entities that make the same types of investments that the Fund targets. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities.

REPURCHASES OF SHARES

No Right of Redemption or Repurchase

Investors do not have the right to require the Fund to redeem or repurchase any Fund shares. No public market for the Fund’s shares exists, and none is expected to develop in the future. As a result, investors may not be able to liquidate their investment other than through repurchases of shares by the Fund, as described below.

Repurchase of Shares

To provide a limited degree of liquidity to investors, the Fund may offer to repurchase at NAV up to 5% of the outstanding shares of the Fund on a schedule and in amounts as determined by the Board. While the Fund targets quarterly repurchases, the Fund is not obligated to make a repurchase offer in any given quarter and the Board may decline to extend a repurchase offer in such quarter on the basis of its assessment of the factors set forth below.

In determining whether the Fund should offer to repurchase shares, the Board may consider the following factors, among others: (i) whether any investors have requested to tender shares to the Fund; (ii) the liquidity of the Fund’s assets (including fees and costs associated with disposing of the Fund’s investments); (iii) the investment plans and working capital and reserve requirements of the Fund; (iv) the relative economies of scale of the tenders with respect to the size of the Fund; (v) the history of the Fund in repurchasing shares; (vi) the availability of information as to the value of the Fund’s investments; (vii) the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs; (viii) any anticipated tax consequences to the Fund of any proposed repurchases of shares; and (ix) the recommendations of the Adviser as to the amount and timing of such offer.

Each repurchase offer shall generally commence approximately 65 days prior to payment in connection with such repurchase offer. Shareholders will be notified in writing of each repurchase offer, how they may request that the Fund repurchase their shares, and the date the repurchase offer ends (the “Repurchase Request Deadline”). The time between the notification to shareholders and the Repurchase Request Deadline is generally 31 days but may vary from no more than 42 days to not less than 21 days. Repurchases are effective after the Fund’s receipt and acceptance of eligible written tenders of Fund shares from Fund shareholders by the applicable Repurchase Request Deadline.

Investors that elect to tender their shares in the Fund will not know the price at which such shares will be repurchased until the date specified in the applicable repurchase offer notification (the “Repurchase Pricing Date), which shall be no later than the 16th day after the applicable Repurchase Request Deadline, or the next business day if the 16th day is not a business day. Shares will be repurchased at the NAV per share determined as of the close of regular trading on the Exchange on the Repurchase Pricing Date. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 31 days but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the date such payment is made (the “Repurchase Payment Date”), which will be no more than 65 days after the Repurchase Request Deadline.

The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no more than 5% of the total number of shares outstanding on the Repurchase Request Deadline. However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, or take any other action permitted by applicable law. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Notice to Shareholders

Repurchase offers by the Fund, if any, will be made to all holders of the Fund’s shares. Approximately 30 days (but no less than 21 days or more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date. Because the NAV applicable to a repurchase is calculated 14 days after the Repurchase Request Deadline, a shareholder will not know its repurchase price until after the shareholder has irrevocably tendered its shares.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the Exchange on the Repurchase Pricing Date. You may call 833-498-2238 to learn the NAV.

Repurchase Amounts and Payment of Proceeds

Repurchase offers are principally funded by cash and cash equivalents, the sale of certain liquid securities, or borrowings by the Fund. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount (the “Liquidity Amount”) from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Liquidity Amount shall consist of (i) assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, of assets that mature by the next Repurchase Payment Deadline, (ii) assets borrowed by the Fund (e.g., by drawing under the Fund’s credit facility, if any), or (iii) through access to a line of credit. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of liquid portfolio holdings but may also be funded from borrowing proceeds. To the extent the Fund does not possess sufficient cash or liquid portfolio holdings to fund a repurchase offer in a given quarter, the Fund will ordinarily decline to make a repurchase offer in such quarter in order to avoid liquidating the Fund’s portfolio holdings earlier than the Adviser otherwise would, thereby increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. To the extent the Fund borrows money to finance repurchases of shares, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s repurchase offers are a shareholder’s only means of liquidity with respect to the shareholder’s shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to transfer shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. Distributions may be funded from borrowing proceeds, available cash or sales of portfolio securities. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change, without approval of the Fund’s shareholders, the Fund’s distribution policy from time to time.

Tax Consequences of Certain Distributions.    As stated above, shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. Each year, shareholders subject to IRS reporting will be notified of the source of the Fund’s distributions on a Form 1099. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.

DIVIDEND REINVESTMENT POLICY

The Fund operates under a dividend reinvestment policy administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Align Alternative Access Fund c/o Ultimus Fund Solutions PO Box 46707 Cincinnati, OH 45246 or for overnight deliveries c/o Ultimus Fund Solutions 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution, or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Transfer Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Transfer Agent at Align Alternative Access Fund c/o Ultimus Fund Solutions, LLC, PO Box 46707 Cincinnati, OH 45246. Certain transactions can be performed by calling the toll-free number 833-498-2238.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as financial institutions, broker-dealers, insurance companies, partnerships or other pass-through entities (including S corporations), persons holding shares of the Fund’s common stock in connection with a hedging, straddle, conversion or other integrated transactions, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens, corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than quarterly. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. Given the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s income will be eligible to be designated as qualified dividend income. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. The Fund will provide shareholders with a written notice reporting the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders that are subject to IRS reporting of the source and tax status of all distributions promptly after the close of each calendar year.

A sale or redemption of Fund shares by a shareholder will generally result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

The repurchase of the Fund’s shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of the shareholder’s shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, shareholders who tender all of their shares (including shares deemed owned by such shareholders through application of the constructive ownership rules) will be treated as having sold their shares and generally will realize a capital gain or loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 24, 2024. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Board of the Fund may authorize an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers one share class.

Holders of shares will be entitled to the payment of Distributions when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of distributions to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Transfer Agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of shares of the Fund that have been authorized and are outstanding as of April 14, 2025:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Class I	Unlimited	$0	$100,000

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. Such provisions include the ability of the Board of Trustees to fill any vacancy in the Board of Trustees subject to Section 16 of the 1940 Act and remove any Trustee with or without cause, and the limitation of Fund shareholders’ ability to remove a Trustee to only the extent provided for in the 1940 Act. Such provisions could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. Each Trustee is elected for an indefinite term and does not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.

Recent federal and Massachusetts state court precedent has found that control share provisions such as those listed above are not consistent with the 1940 Act. The no-action position expressed in the SEC Staff Statement on Control Share Acquisition Statutes, dated May 27, 2020, does not extend to the Fund’s specific circumstances as a closed-end fund organization in a state without a control share acquisition statute specifically applicable to the Fund.

The Declaration of Trust includes provisions that could have the effect of limiting the ability of a shareholder to bring a derivative action. In addition to the requirements of Delaware law, no shareholder may bring a derivative or similar action or proceeding on behalf of the Fund to recover a judgment in its favor (a “Derivative Action”) unless certain requirements are met, including that, prior to the commencement of such Derivative Action, the complaining shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself. The written demand and conditions thereto, shall not apply to claims arising under federal securities law. Within 90 calendar days of the receipt of a shareholder demand submitted in accordance with the requirements of Delaware law and the Declaration of Trust, the independent Trustees will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust. This 90-day period may be extended by the independent Trustees up to 60 calendar days. The Declaration of Trust provides that a complaining shareholder whose demand is rejected or dismissed shall be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with its consideration of the demand, however, such reimbursement of costs and expenses shall not apply to claims arising under federal securities laws. The Declaration of Trust provides that shareholders irrevocably waive all right to trial by jury in any claim, suit, action or proceeding, including Derivation Actions. With the exception of claims arising under federal securities laws, the Declaration of Trust provides that claims must be brought exclusively in a Delaware state court, which could limit shareholder suits to an inconvenient and less favorable forum.

Reference should be made to the Declaration of Trust, which will be filed with the SEC by amendment, for the full text of these provisions.

PLAN OF DISTRIBUTION

Vigilant Distributors, LLC (the “Distributor”), located at 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19317, serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the Distributor of the Fund’s shares on a commercially reasonable efforts basis, subject to various conditions. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund’s shares are offered for sale through the Distributor at NAV. The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use commercially reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. The Fund is not subject to a distribution fee.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the management fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement of the Fund on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. The returned check and stop payment fee is currently $25. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders must be placed at least 5 business days before days prior to the monthly NAV date to be processed. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the Exchange is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Align Alternative Access Fund to:

Align Alternative Access Fund
c/o Ultimus Fund Solutions
PO Box 46707
Cincinnati, OH 45246

or for overnight or express mail deliveries

Align Alternative Access Fund
c/o Ultimus Fund Solutions
225 Pictoria Dr, Suite 450
Cincinnati, OH 45246

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $25 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the shareholder’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 833-498-2238 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the Exchange.

By Wire — Subsequent Investments

Before sending a wire, investors must contact 833-498-2238 to advise it of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve.

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the offices of the Align Alternative Access Fund at 888-765-8180 for additional assistance when completing an application.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

Fund shares are sold at the prevailing NAV per share and are not subject to any upfront sales charge. The Fund is not subject to a distribution fee, or early withdrawal charges. Fund shares may only be available through certain financial intermediaries. Because the shares of the Fund are sold at the prevailing NAV per share without an upfront sales charge, the entire amount of your purchase is invested immediately. The Fund’s shares require a minimum initial investment of $50,000 and $1,000 for subsequent investments. However, investment advisers may aggregate client accounts for the purpose of meeting the minimum investment. Also, the Fund or the Adviser may waive the minimum investment at either’s discretion.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon for the Fund by Thompson Hine LLP, 312 Walnut Street, Floor 20, Cincinnati, Ohio 45202.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semiannual and audited annual reports, including a list of investments held.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semiannual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Before doing so, the Fund will obtain the written consent of the affected shareholder(s) or send the affected shareholder(s) a separate written notification of its intent to do so. Once implemented, a shareholder must call 833-498-2238 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning 30 days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., (“Cohen & Co”) is the Fund’s independent registered public accounting firm. Cohen has offices located at 1835 Market St., Suite 310, Philadelphia, PA 19103.

PRIVACY NOTICE	February 7, 2025
FACTS	WHAT DOES ALIGN ALTERNATIVE ACCESS FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Align Alternative Access Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Align Alternative Access Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
QUESTIONS?	Call (888)-765-8180

WHO WE ARE
Who is providing this notice?	Align Alternative Access Fund
WHAT WE DO
How does Align Alternative Access Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Align Alternative Access Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make deposits or withdrawals from your account

•   Make a wire transfer

•   Tell us where to send the money

•   Tells us who receives the money

•   Show your government-issued ID

•   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Align Alternative Access Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Align Alternative Access Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Align Alternative Access Fund doesn’t jointly market.

PROSPECTUS

Align Alternative Access Fund

Class I Shares of
Beneficial Interest

April 14, 2025

Sovereign Financial Group, Inc.

Investment Adviser

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION
Dated APRIL 14, 2025

Align Alternative Access Fund
Principal Executive Offices
35 West Broad Street, Suite 100,
Stamford, CT 06902
(833)-498-2238

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Align Alternative Access Fund (the “Fund”), dated April 14, 2025 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the shares of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this SAI is truthful or complete. Any representation to the contrary is a criminal offense.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 833-498-2238 or by visiting the Fund’s website at www.AlignAltAccess.com. Information on the website is not incorporated herein by reference. You may obtain information about the Fund on a website maintained by the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov that contains the Fund’s SAI, material incorporated by reference, and other information regarding the Fund. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

i

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as a tender offer fund. The Fund was organized as a Delaware statutory trust on May 24, 2024. The Fund’s principal executive office is located at 35 West Broad Street, Suite 100, Stamford, CT 06902, and its telephone number is 833-498-2238. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) upon liquidation, in the distribution of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The Fund offers one class of shares.

Sovereign Financial Group, Inc. (the “Adviser”) serves as the Fund’s investment adviser.

1

INVESTMENT OBJECTIVES AND POLICIES

Investment Objective

The investment objective of the Fund is to provide investors access and tactical exposure to diversified alternative strategies, including but not limited to, private credit, private real estate, private equity, and options strategies.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (i.e., the Fund’s outstanding shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)    Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)    Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(4)    Invest in such a way that 25% or more of the market value of the Fund’s total assets in the securities of companies engaged in any one industry or group of industries at the time of investment. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(5)    Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may (a) purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, (b) sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, (c) invest in securities or other instruments backed by or linked to commodities, invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and (d) invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(6)    Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with the Fund’s investment objective and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(7)    Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

2

Restrictions and Subsequent Investments.    If a restriction involving the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Additional Information About Principal Investment Strategies

Investment Companies.    The Fund may invest in registered investment companies (also referred to as “Underlying Funds”), which consist of open-end funds (mutual funds), closed-end funds, business development companies and exchange traded funds. Section 12(d)(1) of the 1940 Act provides that the Fund may not (1) purchase more than 3% of a registered investment company’s outstanding shares (the “3% Limit”), (2) invest more than 5% of the Fund’s assets in any single such investment company (the “5% Limit”), or (3) invest more than 10% of the Fund’s assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund relies on Rule 12d1-4 or has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with Rule 12d1-4 or any conditions in an exemptive order, as the case may be.

Statutory Exemption from 5% and 10% Limits.    Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) do not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund and (ii) the Fund has not, and is not proposing to, offer or sell any security issued by the Fund through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1½% (“Sales Load Limit”). Section 12(d)(1)(F) also requires that an investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Finally, Section 12(d)(1)(F) requires that the Fund (or the Adviser, acting on behalf of the Fund) comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Purchases by “Affiliated Persons” of the Fund.    The 3% Limit applies to purchases in aggregate by the Fund and any “affiliated persons” (as defined in the 1940 Act). Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those Underlying Funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund’s outstanding securities, therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Restricted and Illiquid Securities.    The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees (the “Board”). Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to monitor carefully any Fund

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investments in such securities, with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investment in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Options Strategies.    The Fund may deploy up to 30% of its assets in option strategies, including but not limited to the following:

Covered Calls.    The Fund may deploy covered calls, which are an income generating options strategy which involve selling call options on a security which the Fund either already owns or purchases simultaneously to the sale of the call option (a “buy write”). To the extent that the price of the security remains below the strike price of the call option, the Fund retains both the security and the premiums collected from the call option. While a covered call limits potential gains for the Fund, as the Fund would be obligated to sell the security to the extent the security’s price rises to the call option’s strike price, the premiums collected from the call option can limit potential losses if the security’s price decreases. Accordingly, the Fund is most likely to deploy a covered call in a low-volatility or moderately bullish environment in which the Fund does not expect the underlying security’s price to change significantly.

Short Puts.    A short put is an income generating option strategy in which the Fund may sell a put option on a security and collect premiums in exchange for the obligation to purchase the security at the put option’s “strike price” to the extent that the option’s holder exercises the option prior to its expiry. The Fund may set aside cash to cover the potential purchase of the underlying security (a “cash-secured put”) or it may not set aside cash for such purchase (a “naked put”). The Fund may face a loss to the extent the price of the underlying security falls below the put option’s strike price.

Iron Condors.    The Fund may purchase and sell call and put options, utilizing a premium collection strategy that implements a call spread and a put spread on the same option contract. For example, the Fund will sell a call option and put option and buy back the same call option and put option at a different price, thereby creating a defined risk trade. The difference is referred to as a “spread.” The Fund’s call spreads and put spreads each utilize contracts, same maturity date, and same number of contracts, but the options are at different strike prices. When the option expiration date arrives, if all options are out-of-the-money, they expire worthless and the Fund will retain the cash collected when opening the position, net of any cash (premium) paid to purchase the call and put positions. This type of option strategy is sometimes referred to as an “Iron Condor.”

The Iron Condor is an option strategy that involves buying and holding four different options on the same market contract with different strike prices. The Iron Condor is constructed by holding a long and short position in two different strangle strategies. A strangle is created by buying and selling call options and put options on the same market contract with different strike prices, but the same expiration date. The following graphic illustrates this strategy:

The Fund is required to pledge collateral for the option trades, and it will hold cash, treasury bills, or money market instruments as collateral for all such options trades. Therefore, the Fund must typically maintain a large percentage of cash and cash equivalents within the Fund. The amount collected by the Fund when opening a trade represents the maximum profit (or premium) for the position and it represents a market neutral’ trade, meaning there is no inherent bullish or bearish bias.

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Rights Offerings and Warrants to Purchase.    The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Fixed Income/Debt/Bond Securities.    Yields on fixed income securities, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund’ portfolio are paid in full at maturity. All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in the market value of fixed-income securities. The longer the remaining maturity (and duration) of a security, the more interest rate changes will affect the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest or imposing other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund may also invest in municipal or other equipment finance bonds or lease obligations. Such bonds or lease obligations may be issued by state and local governments and authorities to acquire equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. A municipal lease may be secured by the underlying capital asset, and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

The following describes some of the risks associated with fixed-income debt securities:

Interest Rate Risk.    Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes, although they usually offer higher yields to

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compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk.    Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of fixed income securities to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk.    The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest-rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk.    Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments to take advantage of declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

Co-Investments.    Opportunities for co-investments may arise when the Adviser or its affiliates become aware of investment opportunities that may be appropriate for the Fund and other clients of the Adviser or its affiliates. As a closed-end investment company, without an exemptive order, the Fund is limited in its ability to co-invest in privately negotiated transactions with other clients of the Adviser or its affiliates. However, registered closed-end funds are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

The Fund relies, in part, on the Adviser and its affiliates to assist with identifying and executing upon investment opportunities and on the Board to review and approve the terms of the Fund’s participation in co-investment transactions with the Adviser and its affiliates where price is the only negotiated term. The Adviser and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, its affiliates and their officers and employees will not be devoted exclusively to the Fund’s business, but will be allocated between the Fund and such other business activities of the Adviser and its affiliates in a manner that the Adviser deems necessary and appropriate.

Neither the Adviser nor individuals employed by the Adviser are generally prohibited from raising capital for and managing other investment entities that make the same types of investments that the Fund targets. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. The Adviser, whose primary business includes the origination of investments, engages in investment advisory business with funds and accounts that may compete with the Fund.

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Temporary Defensive Strategies

Cash Equivalents and Short-Term Debt Securities.    For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

(1)    U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by other U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. Although the U.S. Government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so because it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)    Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation;

(3)    Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Before the Fund invested in such instruments, the Adviser would consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and would monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which either mature within one year of the date of purchase or carry a variable or floating rate of interest.

Money Market Instruments.    The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund or a pooled investment vehicle in which the Fund invests may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, and certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.

Repurchases and Transfers of Shares

Repurchase Offers.    The Board has adopted a resolution setting forth the Fund’s policy that it may conduct discretionary repurchase offers at NAV of up to 5% of the Fund’s outstanding shares on a schedule and in amounts as determined by the Board (the “Repurchase Offer Policy”). The Repurchase Offer Policy provides that, while the Fund targets quarterly repurchases, the Fund is not obligated to make a repurchase offer in any given quarter and the Board may decline to extend a repurchase offer in such quarter on the basis of its assessment of the “Relevant Factors” (as defined below).

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The Repurchase Offer Policy also provides that shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date (as defined below). The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms:

1.      The Fund may make repurchase offers at periodic intervals pursuant to Rule 13e-4 of the Securities Exchange Act of 1934 (the “Exchange Act”), as may be amended from time to time, which establish requirements that closed-end funds must follow when making repurchase offers to their shareholders.

2.      The repurchase offers may be made in February, May, August, and November of each year or during a similar cycle. The first repurchase offer will made during or after August, 2025.

3.      In determining whether the Fund should offer to repurchase shares in a given quarter, and the amount of such repurchase offer, if any, the Board may consider the following factors, among others (the “Relevant Factors”): (i) whether any investors have requested to tender shares to the Fund; (ii) the liquidity of the Fund’s assets (including fees and costs associated with disposing of the Fund’s investments); (iii) the investment plans and working capital and reserve requirements of the Fund; (iv) the relative economies of scale of the tenders with respect to the size of the Fund; (v) the history of the Fund in repurchasing shares; (vi) the availability of information as to the value of the Fund’s investments; (vii) the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs; (viii) any anticipated tax consequences to the Fund of any proposed repurchases of shares; and (ix) the recommendations of the Adviser as to the amount and timing of such offer.

4.      In the event the Fund extends a repurchase offer, the Fund shall notify all Fund shareholders of such repurchase offer (the “Shareholder Notification”). Each Shareholder Notification shall (i) specify the applicable date by which the Fund must receive repurchase requests submitted by shareholders in response to the repurchase offer (the “Repurchase Request Deadline”), which shall generally be 31 days, but may vary from no more than 42 days to no less than 21 days, after the date of the Shareholder Notification, (ii) specify the date on which the shares to be repurchased will be priced (the “Repurchase Pricing Date”), which shall be no later than the 16th day after the Repurchase Request Deadline, or the next business day if the 16th day is not a business day, and (iii) the date by which the Fund must pay shareholders for any shares repurchased (the “Repurchase Payment Deadline”), which shall not be more than 65 days after the Repurchase Request Deadline.

5.      Repurchases are effective after the Fund’s receipt and acceptance of eligible written tenders of Fund shares from Fund shareholders by the applicable Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

6.      Shares will be repurchased at the NAV per share determined as of the close of regular trading on the Exchange on the Repurchase Pricing Date.

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. The Fund does not currently charge a repurchase fee.

Procedures.    All repurchase offers must comply with the following procedures:

Repurchase Offer Amount:    Each quarter, the Fund may (but is not obligated to) repurchase no more than 5% of the Fund’s outstanding shares on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the Repurchase Offer Amount, and may decline to extend a repurchase offer in any quarter on the basis of its assessment of the Relevant Factors.

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Repurchase Deadlines and Dates:    In connection with each repurchase offer, the Board shall determine the applicable Repurchase Request Deadline, Repurchase Pricing Date, and Repurchase Payment Deadline, subject to the following limitations:

1.      Each Repurchase Request Deadline shall be no more than 42 days, and no less than 21 days, after the date of the applicable Shareholder Notification;

2.      Each Repurchase Pricing Deadline shall be no later than the 16th day after the applicable Repurchase Request Deadline, or the next business day if the 16th day is not a business day;

3.      Each Repurchase Payment Deadline shall be no later than 7 days after the applicable Repurchase Pricing Date.

Shareholder Notification:    Before each Repurchase Request Deadline, the Fund shall send a Shareholder Notification to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer providing the following information:

1.      A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

2.      Fees applicable to such repurchase, if any;

3.      The Repurchase Offer Amount;

4.      The dates of the Repurchase Request Deadline, the Repurchase Pricing Date, and the Repurchase Payment Deadline.;

5.      The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.      The procedures for a shareholder to request repurchase of his, her or its shares and the right of a shareholder to withdraw or modify his, her or its repurchase request until the Repurchase Request Deadline;

7.      The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.      The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.      The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

10.    The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Schedule TO and eight copies of the Shareholder Notification with the SEC as soon as reasonably practicable after sending the notification to shareholders.

Repurchase Requests:    Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount:    If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.      Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

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2.      Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers:    The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.      If the repurchase would cause the Fund to lose its status as a registered investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);

2.      To the extent the Fund is listed in the future, if the repurchase would cause the shares that are the subject of the repurchase offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.      For any period during which the Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

4.      For any period during which an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.      For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing NAV:    The Fund’s current NAV shall be computed monthly, including on the Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined monthly following the close of the Exchange on the last business day of the month.

Liquidity Requirements:    From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of (i) assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, of assets that mature by the next Repurchase Payment Deadline, (ii) assets borrowed by the Fund (e.g., by drawing under the Fund’s credit facility, if any), or (iii) assets available under the Fund’s credit facility, if any). This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy:    The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Adviser, but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the Fund’s portfolio. Accordingly, the Board has approved this policy, which is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its Repurchase Offer Policy and comply with the liquidity requirements in the preceding paragraph.

1.      In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)     The frequency of trades and quotes for a security.

(b)    The number of dealers willing to purchase or sell the security, and the number of potential purchasers.

(c)     Dealer undertakings to make a market in the security.

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(d)    The nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)     The size of the Fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.      If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the Fund’s portfolio. The Adviser should report the basis for its determination to retain a security at the next meeting of the Board.

3.      The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.      These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure:    The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure:    The Fund shall include in its annual report to shareholders the following:

1.      Disclosure of its fundamental policy regarding periodic repurchase offers.

2.      Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.      the number of repurchase offers; and

b.      the repurchase offer amount and the amount tendered in each repurchase offer.

Transfers of Shares.    No person may become a substituted shareholder without the written consent of the Board of Trustees, which consent may be withheld for any reason in the Board of Trustees’ sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board of Trustees, which may be withheld in its sole and absolute discretion. The Board of Trustees may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants’ fees, incurred by the Fund in connection with such transfer.

Tenders by Adviser.    The Adviser may tender for repurchase shares that it holds in its capacity as a shareholder in connection with any repurchase offer made by the Fund.

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MANAGEMENT OF THE FUND

The Board of Trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board of Trustees in accordance with the Agreement and Declaration of Trust and the Fund’s By-Laws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request.

The Board of Trustees consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Distributor (“Independent Trustees”). Interested persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund’s legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or property within the previous six months. Pursuant to the Governing Documents, the Board shall elect officers including a President, a Chief Compliance Officer, a Treasurer, a Secretary and such other officers, if any, as the Trustees from time to time may in their discretion elect. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses that, in the opinion of the Board, are necessary or incidental to carrying out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Charles Failla, who has served as the Chairman of the Board since December 7, 2024, and is an interested Trustee. Under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees meet in executive session, at least quarterly. Under the Governing Documents, the Chairman is generally responsible for various duties including (a) presiding at meetings of the Board, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Fund policies including (i) setting the agendas for meetings of the Board and (ii) providing information to Trustees in advance of each meeting of the Board and between meetings of the Board. The Fund believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight

The Board is comprised of three Independent Trustees and one interested Trustee, with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Fund believes that each Trustee is competent to serve because of such Trustee’s individual overall merits including:(i) experience, (ii) qualifications, (iii) attributes, and (iv) skills.

Charles Failla.    Charles Failla is an Interested Trustee. The Registrant believes Mr. Failla is qualified to serve as a Trustee because he has worked in the investment management industry since 1994 as a retail stockbroker, branch manager, and as the founder of the Adviser. He is a Certified Financial Planner and holds an undergraduate degree from The University of Connecticut.

Peter Keaveney.    Peter Keaveney is an Independent Trustee. The Registrant believes Mr. Keaveney is qualified to serve as a Trustee because he has extensive experience in the financial services industry, serving as a Managing Director and Head of Institutional Investment Operation Services for BNY Asset Servicing for over thirteen years. Mr. Keaveney currently serves as a Partner and Head of North American Asset and Wealth Management Practice for Davies Group Consulting, where he provides investment management services to clients. He holds an undergraduate degree from Lehigh University.

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Jeffrey Leinan.    Jeffrey Leinan is an Independent Trustee. The Registrant believe Mr. Leinan is qualified to serve as a Trustee because he has significant experience in the financial industry. He currently serves as Co-President at Plaza Home Mortgage, Inc. He has over fourteen years of experience serving in various leadership roles at Plaza Home Mortgage, Inc. Mr. Leinan holds a Bachelor’s Degree in Finance and Marketing from Central Washington University and a Master’s Degree in Real Estate and Finance Development from New York University.

Julia Portale.    Julia Portale is an Independent Trustee. The Registrant believes Ms. Portale is qualified to serve as a Trustee because she has a board business background and experience in the financial industry. She currently serves as Executive Director at Fairfield County House. Ms. Portale previously served as a Senior Consulting Director at Qualidigm, where she provided consulting services for national and state quality improvement and training programs. She holds a Master in Arts of Communication from the University of Pennsylvania and a Master of Business Administration from Yale University.

The Fund does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Fund and their principal occupations over the previous five years. Unless otherwise noted, the address of each Trustee and Officer is c/o Align Alternative Access Fund, 35 West Broad Street, Suite 100, Stamford, CT 06902.

Independent Trustees

Name, Address* and Year of Birth	Position/ Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Peter Keaveney Born 1963	Trustee (since December 2024)	Mr. Keaveney is Partner and Head of North American Asset and Wealth Management Practice for Davies Group (April 2024 to present). He previously served as Managing Director and Head of Institutional Investment Operation Services for BNY Asset Servicing (1994 to 2022).	1	None
Jeffrey Leinan Born 1965	Trustee (since December 2024)	Mr. Leinan is Co-President at Plaza Home Mortgage, Inc (2019 to present). He has been employed at Plaza Home Mortgage Inc., since 2008.	1	JCT Holding
Julia Portale Born 1961	Trustee (since December 2024)	Ms. Portale is Executive Director at Fairfield County House (June 2020 to present). She previously served as Consulting Director at Qualidigm (September 2016 – October 2019).	1	None

*        Unless otherwise noted, the address of each Trustee is c/o Align Alternative Access Fund, 35 West Broad Street, Suite 100, Stamford, CT 06902.

**      The term of office for each Trustee listed above will continue indefinitely.

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Interested Trustees and Officers

Name, Address* and Year of Birth	Position/ Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Charles Failla	Trustee (since May 2024), Chairman of the Board, President, CEO, Secretary (since December 2024).	Managing Member of Sovereign Financial Group, Inc.	1	None
Frederick C. Teufel, Jr.	Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Officer (since December 2024)	Director, Vigilant Compliance, LLC	N/A	N/A
Carmen Failla	Vice President and Derivatives Risk Manager (since April, 2025)	Fixed Income Specialist, Sovereign Financial Group Inc.	N/A	N/A

*        Unless otherwise noted, the address of each Trustee and Officer is c/o Align Alternative Access Fund, 35 West Broad Street, Suite 100, Stamford, CT 06902.

**      The term of office for each Trustee and officer listed above will continue indefinitely.

Board Committees

Audit Committee

The Board has an Audit Committee, which consists of three Trustees, each of whom is not an “interested person” of the Fund within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

Due to the size of the Board, the Audit Committee is also responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Shareholders interested in nominating potential trustees should submit their nominations to Secretary, Align Alternative Access Fund, 35 West Broad Street, Suite 100, Stamford, CT 06902. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.

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Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of the date of this SAI:

A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles Failla	D	D
Peter Keaveney	A	A
Jeffrey Leinan	A	A
Julia Portale	A	A

Compensation

Each Trustee who is not affiliated with the Fund or the Adviser will receive an annual fee of $5,000 plus $500 per hour worked by such Independent Trustee in excess of 10 hours per year and reimbursement for any reasonable expenses incurred attending such meetings. The chair of the Audit Committee receives an annual fee of $10,000 in connection with their duties as chair of the Audit Committee plus $500 per hour worked in excess of 20 hours per year, and reimbursement for reasonable expenses incurred in attending Board and Audit Committee meetings. Each Trustee who is affiliated with the Fund or the Adviser receives reimbursement for any reasonable expenses incurred attending meetings of the Board. No executive officer receives compensation from the Fund.

The table below details the amount of compensation the Trustees are expected to receive from the Fund on an annual basis. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustee
Peter Keaveney	$10,000	$0	$0	$10,000
Jeffrey Leinan	$5,000	$0	$0	$5,000
Julia Portale	$5,000	$0	$0	$5,000
Charles Failla	$0	$0	$0	$0

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CODES OF ETHICS

Each of the Fund, the Adviser and the Distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively, the “Codes of Ethics”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (each an “Access Person”). The Codes of Ethics apply to the Fund and permit an Access Person, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Codes of Ethics, an Access Person may engage in personal securities transactions, but is required to report such personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain prior written approval before investing in initial public offerings or private placements. The Codes of Ethics are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’ continuing oversight. The Proxy Voting Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Adviser is required to present to the Board, at least annually, the Adviser’s Proxy Voting Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund’s principal underwriter (Distributor) or any affiliated person of the principal underwriter (Distributor), or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by either (i) voting in accordance with the guidelines of the Proxy Voting Policies (which may include utilizing an independent third party to vote such proxies) or (ii) disclosing the conflict to affected clients to give them the opportunity to vote the proxies in question themselves. A copy of the Adviser’s proxy voting policies, which apply to the Adviser and its personnel, is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 833-498-2238 and (2) on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s Proxy Voting Policies is also available by calling toll-free at 833-498-2238 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a class of a fund. A control person is one who owns (either directly or indirectly) more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

Set forth below are the names, addresses and percentages of ownership of each entity or person that was a principal shareholder of the Fund as of the date of this SAI:

Charles and Carmen Failla, located at c/o Sovereign Financial Group, Inc. 35 West Broad Street, Suite 100, Stamford, CT 06902, owned 100% of the Fund’s voting shares as of the date of this SAI and are deemed to control the Fund as of that date.

As of the date of this SAI, the Trustees and officers beneficially owned 100% of the Fund’s outstanding shares.

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INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Sovereign Financial Group, Inc., located at 35 West Broad Street, Suite 100, Stamford, CT 06902, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser serves individuals, pension and profit sharing plans, charitable organizations and other business accounts as well as the Fund and had approximately $883 million in assets under management as of December 31, 2024. Mr. Failla is the Managing Member and sole owner of the Adviser.

Under the general supervision of the Board, the Adviser carries out the investment and reinvestment of the net assets of the Fund, furnishes continuously an investment program with respect to the Fund, and determines which securities should be purchased, sold, or exchanged. In addition, the Adviser supervises and provides oversight of the Fund’s service providers. The Adviser furnishes to the Fund office facilities, equipment, and personnel for servicing the management of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. The Adviser compensates all Adviser personnel who provide services to the Fund.

Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) calculated at an annual rate of 0.50% of the Fund’s average monthly net assets. The Management Fee will be payable monthly in arrears.

The Adviser and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 1, 2027, to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that the management fees plus the Fund’s ordinary annual operating expenses exceed 0.95% per annum of the Fund’s average monthly net assets. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board upon written notice to the Adviser. Any waiver by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived or made any payment, if the Fund is able to make the repayment (after the repayment amount is taken into consideration) without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board.

Conflicts of Interest

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Distributor

Vigilant Distributors, LLC, located at 223 Wilmington West Chester Pike, Suite #216, Chadds Ford, PA 19317 serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a commercially reasonable efforts basis, subject to various conditions.

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PORTFOLIO MANAGER

As described in the Prospectus, Charles Failla serves as the Portfolio Manager for the Fund and is responsible for the day-to-day management of the Fund.

As of March 1, 2025, the Portfolio Manager managed the following accounts in addition to the Fund:

	Other Accounts Managed		Other Accounts Managed Subject to a Performance Fee
Account Type	Number of Accounts	Assets Under Management (millions)	Number of Accounts	Assets Under Management (millions)
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	3,483	832	0	N/A

Portfolio Manager Compensation

With respect to the Fund, the Portfolio Manager is compensated with a salary and discretionary bonus paid by the Adviser. The Portfolio Manager is also the Managing Member and sole owner of the Adviser and therefore, receives distributions based upon the firm’s success.

Conflicts of Interest

Set out below are practices that the Adviser may follow.

Because the Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities for accounts with similar strategies. In addition, the Portfolio Manager, who on behalf of the Adviser provides investment advisory services to the Fund, may be engaged in substantial activities other than on behalf of the Adviser or Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and other accounts. To the extent a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser will take appropriate steps to mitigate that conflict. Such persons devote only so much time to the affairs of the Fund and Adviser as in his or her judgment is necessary and appropriate.

The Adviser and the Portfolio Manager attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. The Adviser and the Portfolio Manager have adopted allocation policies and procedures intended to treat all client accounts (including the Fund) in a fair and equitable manner. Such allocation policies and procedures also apply to situations in which an investment opportunity of a limited amount, size or quantity is appropriate for more than one client account and require that the Adviser allocate investment opportunities among such accounts in a fair and equitable manner (e.g., on a pro rata or alternating basis). To the extent that a Portfolio Manager seeks to purchase or sell the same security for multiple client accounts, the Portfolio Manager may aggregate, or bunch, these orders where he or she deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order (if any) is filled in its entirety, each participating client account will participate at the average security prices for the bunched order. When a bunched order (if any) is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based on the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average price for the bunched order on the same business day.

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ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Portfolio Manager, who is an employee of the Adviser. The Adviser is authorized by the Board to allocate the orders placed on behalf of the Fund to brokers or dealers that may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser (as applicable) will take into consideration, among other qualitative factors:

•        The ability to effect prompt and reliable executions at favorable prices (including the applicable dealer spread or commission, if any);

•        The operational efficiency with which transactions are effected and the efficiency of error resolution, taking into account the size of order and difficulty of execution;

•        The financial strength, integrity and stability of the broker;

•        Special execution capabilities;

•        Clearance;

•        Settlement;

•        Reputation;

•        On-line pricing;

•        Block trading and block positioning capabilities;

•        Willingness to execute related or unrelated difficult transactions in the future;

•        Order of call;

•        Online access to computerized data regarding client accounts;

•        Custodial (and other) services provided by such brokers and/or dealers that may potentially enhance the Adviser’s general portfolio management capabilities;

•        Performance measurement data;

•        Financing terms;

•        The quality, comprehensiveness and frequency of available research and related services considered to be of value;

•        Provision of the opportunity to participate in capital introduction events sponsored by the broker-dealer; and

•        Commission-sharing agreements that are in effect at the time of the transaction.

The Adviser will also take into consideration, among other quantitative factors:

•        Price;

•        Cost of transaction;

•        Speed of execution;

•        Likelihood of execution and/or settlement;

•        Size and complexity of the order;

•        Characteristics and nature of the orders; and

•        Applicable credit rating of the investment.

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The Adviser is not required to weigh any of these factors equally.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers that also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Eligible research or brokerage services through which portfolio transaction are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news services, financial publications and other products and services (e.g., software applications for market quotes and news and databases providing investment and industry data) providing lawful and appropriate assistance to the Portfolio Manager and designees in the performance of investment decision-making responsibilities on behalf of the Fund. Some of the services received as a result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Transactions

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may (in accordance with applicable rules under the 1940 Act) transact with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the Board pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser has determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

If the Adviser places Fund trades through an affiliated broker (if any), the trades will be executed under a policy adopted by the Board pursuant to Section 17(e) of and Rule 17(e)(1) under the 1940 Act, which places limitations on the securities transactions effected through affiliates. The Board reviews the Fund’s policy with respect to brokerage from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

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TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

Because the Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code, it should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income (the “Income Test”) from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

Some of the income and fees that the Fund will recognize may not satisfy the Income Test. In order to ensure that such income and fees do not disqualify the Fund as a regulated investment company for a failure to satisfy such test, the Fund may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Any such corporation will be required to pay U.S. corporate income tax on its earnings, which ultimately will reduce the Fund’s return on such income and fees.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a formula prescribed in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

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The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A shareholder’s redemption of Fund shares will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in such Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

The repurchase of the Fund’s shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his, her or its shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, a shareholder who tenders all of his, her or its shares (including shares deemed owned by such shareholder through application of the constructive ownership rules) will be treated as having sold the shares and generally will realize a capital gain or loss.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. If a shareholder purchases additional shares at a discount to fair market value, the shareholder will be treated for tax purposes as having received an additional distribution equal to the amount of the purchase price discount.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his, her or its federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. Investing in municipal bonds and other tax-exempt securities is not a principal investment strategy of the Fund. Nonetheless, to the extent the Fund invests in municipal bonds that are not exempt from the alternative minimum tax, some shareholders may be subject to the alternative minimum tax. Investors should consult their tax advisers for more information.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect tax identification number or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the Fund and net gains from redemptions or other taxable dispositions of the Fund’s shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund is required to report to each shareholder and to the IRS cost basis information for covered shares of the Fund acquired on or after January 1, 2012 and sold or redeemed after that date. This information includes the adjusted cost basis of the shares and whether the gain or loss is long term or short term. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

22

Options, Futures, Forward Contracts and Swap Agreements

The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies, if any, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of the Fund’s hedging activities (including transactions in foreign currencies or foreign currency-denominated instruments), if any, are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, any distribution of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Investments in Other Regulated Investment Companies

The Fund may invest in business development companies, ETFs, mutual funds and other entities that seek to qualify as regulated investment companies under Subchapter M of the Code. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Code, each such entity must meet certain source-of-income, asset diversification and annual distribution requirements. If such an entity fails to qualify as a regulated investment company, such entity would generally be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure could substantially reduce the entity’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment.

Phantom Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes and, as described above, the Fund may invest in CLOs that are treated as PFICs or controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to regulated investment companies and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Uncertain Tax Treatment

The Fund may invest a portion of its net assets in “below investment grade” or “junk” instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

23

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Advertising

The Fund, or any underwriter for the Fund, must comply with the provisions of Section 24(b) of the 1940 Act and the rules thereunder (as if the Fund were an open-end company) and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Administrator and Accounting Agent

Ultimus Fund Solutions, LLC located at PO Box 46707 Cincinnati, OH 45246 (the “Administrator”), serves as the Fund’s administrator and fund accountant pursuant to a fund administration servicing agreement (“Administration Agreement”). For its services as administrator and accounting agent, the Fund pays the Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses. The same entity provides accounting services.

Transfer Agent

Ultimus Fund Solutions, LLC, located at PO Box 46707 Cincinnati, OH 45246, serves as Transfer Agent to the Fund.

Legal Counsel

Thompson Hine LLP, 312 Walnut Street, Cincinnati, Ohio 45202, acts as legal counsel to the Fund.

Custodian

Fifth Third Bank, N.A. (the “Custodian”), with a principal place of business at 38 Fountain Square Plaza, MD 1090X9, Cincinnati, OH 45202, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., (“Cohen & Co”), 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services.

24

FINANCIAL STATEMENT

March 20, 2025

Align Alternative Access Fund
Index to Financial Statement

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of
Align Alternative Access Fund

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Align Alternative Access Fund (the “Fund”) as of March 20, 2025, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of March 20, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement and confirmation of cash owned as of March 20, 2025 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
April 8, 2025

26

ALIGN ALTERNATIVE ACCESS FUND
STATEMENT OF ASSETS AND LIABILITIES
March 20, 2025
ASSETS
Cash	$100,000
Total Assets	100,000

NET ASSETS	$100,000

At March 20, 2025, the components of net assets were as follows:

Paid-in capital	$100,000
Net Assets – Class I	$100,000

Class I Shares:
Shares of beneficial interest outstanding ($0 par value)	10,000
(Unlimited number of shares authorized)

Net asset value and maximum offering price per share	$10.00

See notes to financial statement.

27

ALIGN ALTERNATIVE ACCESS FUND
NOTES TO FINANCIAL STATEMENT
March 20, 2025

(1)    ORGANIZATION

The Align Alternative Access Fund (the “Fund”) will be registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 24, 2024, and did not have any operations from that date until March 20, 2025, other than those relating to organizational matters and registration of its shares under applicable securities law.

Sovereign Financial Group, Inc. (the ‘‘Adviser’’) serves as the Fund’s investment adviser.

The Fund will engage in a continuous offering of Class I shares of beneficial interest and will operate as a tender offer fund. The Fund may offer to repurchase up to 5% of its outstanding shares at the net asset value (“NAV”) per share on a schedule and in amounts as determined by the Fund’s Board of Trustees. While the Fund targets quarterly repurchases, the Fund is not obligated to make a repurchase offer in any given quarter. The Fund’s initial offering price is $10.00 per share. The Managing Member of the Adviser purchased the initial shares of Class I at $10.00 per share on March 20, 2025. The Fund intends to also offer Class A shares once exemptive relief is obtained from the Securities and Exchange Commission.

The investment objective of the Fund is to provide investors access and tactical exposure to diversified alternative strategies, including but not limited to, private credit, private real estate, private equity, and options strategies. The Fund seeks to achieve its investment objective by investing strategically through direct and indirect investment of its assets in the securities of domestic issuers pursuing alternative strategies (such securities, “Alternatives”). Such Alternatives provide exposure to private credit, private real estate, or private equity strategies. The Fund may also deploy option strategies including, but not limited to, covered calls, short puts, cash-secured puts, and iron-condors.

(2)    SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies used in preparing the financial statement. The accompanying financial statement has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies”.

Organizational and Offering Costs

The Adviser has voluntarily agreed to pay the Fund’s organizational and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational and offering costs paid by the Adviser are not subject to repayment by the Fund to the Adviser.

Use of Estimates

The preparation of the financial statement in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

28

ALIGN ALTERNATIVE ACCESS FUND
NOTES TO FINANCIAL STATEMENT
March 20, 2025

(2)    SIGNIFICANT ACCOUNTING POLICIES (cont.)

Tax Information

It is the policy of the Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Dividends and Distributions to Shareholders

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on a quarterly basis. The Fund intends to declare capital gains distributions (both short-term and long-term), if any, after the end of each fiscal year, and no later than December 31 of each year. All or a portion of a distribution may consist of a return of capital.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Share Valuation

The NAV per share of an applicable class of the Fund will be determined monthly as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The Fund’s shares will be offered at NAV.

(3)    INVESTMENT ADVISER AND RELATED PARTIES

Pursuant to a Management Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) calculated at an annual rate of 0.50% of the Fund’s average monthly net assets. The Management Fee will be payable monthly in arrears.

The Adviser and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 1, 2027, to waive its management fees and to pay or absorb the ordinary operating expenses (including organizational and offering costs) of the Fund (excluding borrowing costs, dividends and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, including litigation costs), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 0.95% per annum of the Fund’s average monthly net assets. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board, upon written notice to the Adviser.

Any waiver and reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived or made any payment, if the Fund is able to make the repayment (after the repayment amount is taken into consideration) without exceeding the expense limitation in place at the time of waiver and reimbursement or the current expense limitation. Any recoupments would be limited to either (1) the expense cap in effect at the time of the waiver, or (2) the expense cap in effect at the time of recapture, whichever is less.

As of March 20, 2025, no Management Fees had been incurred by or paid to the Adviser by the Fund.

29

ALIGN ALTERNATIVE ACCESS FUND
NOTES TO FINANCIAL STATEMENT
March 20, 2025

(4)    OTHER AGREEMENTS

Distributor

Vigilant Distributors, LLC (the “Distributor”) serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the Distributor of the Fund’s shares on a commercially reasonable efforts basis, subject to various conditions. The Fund is not subject to a distribution fee.

Administrator, Transfer Agent, and Accounting Agent

Ultimus Fund Solutions, LLC (“Ultimus”) serves as the Administrator, Accounting Agent, and Transfer Agent to the Fund pursuant to a master services agreement with the Fund and the Adviser.

Legal Counsel

Thompson Hine LLP acts as legal counsel to the Fund.

Custodian

Fifth Third Bank, National Association (the “Custodian”) serves as custodian for the securities and cash of the Fund’s portfolio. Under a custody agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

(5)    SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statement and has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

30

APPENDIX A — PROXY VOTING POLICY

Sovereign Financial Group, Inc.
Proxy Voting Policies and Procedures

Purpose

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment.

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients.

Policy

It is the policy of the Firm to vote proxies in the interest of maximizing value for the Firm’s Clients.

Procedures

The Firm assumes voting responsibility for all Client accounts unless explicitly noted otherwise in the Client’s advisory agreement. The Adviser shall vote Client proxies in a way that it believes will cause securities to increase the most, or decline the least, in value in order to maximize shareholder value. Consideration will be given to both the short- and long-term implications of the proposal to be voted on. The Adviser does not use a third party to vote proxies unless specific circumstances warrant its use.

Preparation of the Form N-PX shall be completed and filed with the SEC annually as required. The Form N-PX is required to be completed by investment companies to disclose their procedures for voting proxies and provide details on how the funds proxies were voted.

The Investment Team is responsible for monitoring proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Supervised Persons are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of the Firm’s Clients. If at any time a Supervised Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or a particular vote on behalf of any Client, he or she should contact any member of the Investment Team or the Firm’s CCO. If any Supervised Person is pressured or lobbied either from within or outside of the Firm with respect to a particular voting decision, he or she should contact any member of the Investment Team or the Firm’s CCO. The Investment Team will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients. The Investment Team may cause any of the following actions to be taken in that regard:

If the issue is specifically addressed in these policies and procedures, the Firm will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Firm shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

Responsibility

The Investment Team and the CCO are responsible for the Proxy Policy as well as preparation and filing of the Form N-PX.

31

PART C. OTHER INFORMATION

Item 25.    Financial Statements and Exhibits.

1.	Financial Statements:
Part A: Not applicable as Align Alternative Access Fund (the “Registrant” or “Fund”) has not yet commenced operations.
Part B: To be filed by subsequent amendment.
2.	Exhibits:
	(a) (1)	Certificate of Amendment to Certificate of Trust dated August 21, 2024, as filed with the State of Delaware on August 22, 2024.(1)
	(2)	Second Amended and Restated Agreement and Declaration of Trust.(2)
	(b)	Bylaws.(2)
	(c)	None.
	(d)	See Item 25(2)(a)(2) and Item 25(2)(b).
	(e)	None.
	(f)	None.
	(g) (1)	Investment Management Agreement between the Registrant and Sovereign Financial Group, Inc. (the “Adviser”).(2)
	(2)	Expense Limitation Agreement between the Registrant and the Adviser.(3)
	(h) (1)	Distribution Agreement between the Registrant and Vigilant Distributors, LLC (the “Distributor”). (2)
	(2)	Form of Selling Agreement.(3)
	(i)	None.
	(j)	Custody Agreement between the Registrant and Fifth Third Bank, N.A.(3)
Redacted proprietary
	(k)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC.(3)
Redacted proprietary.
	(l)	Opinion and Consent of Thompson Hine LLP.(3)
	(m)	Not Applicable.
	(n)	Consent of Independent Registered Public Accounting Firm.(3)
	(o)	None.
	(p)	Initial Capital Agreement.(2)
	(q)	Not Applicable.
	(r) (1)	Code of Ethics of the Registrant.(2)
	(2)	Code of Ethics of the Adviser.(2)
	(s)	Not Applicable
	(t)	Other: Powers of Attorney.(2)

____________

(1)      Incorporated by reference as an exhibit to the Registrant’s Registration Statement filed on November 25, 2024.

(2)      Incorporated by reference as an exhibit to the Registrant’s Registration Statement filed on February 14, 2025.

(3)      Filed herewith

Item 26.    Marketing Arrangements: None.

Item 27.    Other Expenses of Issuance and Distribution:

SEC Registration Fees	$ 15,310
FINRA Fees	$ —
State BlueSky Fees (assumes all 50 States)	$ 31,133
Legal Fees	$ 90,000
Accounting Fees	$ 44,000
Printing Fees	$ 8,000
Rating Agency Fees	$ —
Total	$ 188,443

The information in the table above is estimated and is given subject to future contingencies.

*       SEC registration fees are payable in the future.

Item 28.    Persons Controlled by or Under Common Control with Registrant

The Adviser, which is a Connecticut corporation, is under common control with the Registrant. The Adviser is deemed to be controlled by Charles L. Failla because of his ownership of over 25% of the Adviser’s interests and his Managing Member status.

Item 29.    Number of Holders of Securities as of April 9, 2025:

Title of Class	Number of Record Holders
Shares of Beneficial Interest	1

Item 30.    Indemnification:

Reference is made to Article VIII, Section 2 of the Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), incorporated by reference as Exhibit (a)(2) hereto; to Section 8 of the Distribution Agreement, incorporated by reference as Exhibit (h)(1) hereto; to Section 10 of the Master Services Agreement, incorporated by reference as Exhibit (k); and Article VIII of the Custody Agreement, incorporated by reference as Exhibit (j)(1)). The Registrant hereby undertakes that it will comply the indemnification provisions of the preceding agreements in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect, and subject to the requirements and limitations under such Sections of the 1940 Act.

The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of the Investment Adviser:

Sovereign Financial Group, Inc., a Connecticut corporation (the “Adviser”), serves as the investment adviser to the Registrant. Other than the services provided to the Registrant in such capacity and as disclosed in the Adviser’s Form ADV (SEC No. 801-114529), which is hereby incorporated by reference, the Adviser has not engaged in any other business, profession, vocation, or employment of a substantial nature (each such activity, an “Outside Business”) over the past two fiscal years.

All individual managing members, executive officers and members of the Adviser with any additional outside business in which a managing member, executive officer or member of the Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is disclosed below:

Name	Company/Address/Role
Charles L. Failla	Sovereign Financial Group, Inc./35 W. Broad St., Suite 100 Stamford, CT 06902/President and Chief Executive Officer
Deanna B. Hutchinson	Sovereign Financial Group, Inc./35 W. Broad St., Suite 100 Stamford, CT 06902/Chief Compliance Officer

Item 32.    Location of Accounts and Records:

The Adviser maintains all required accounting related and financial books and records of the Registrant at 35 West Broad Street, Suite 100, Stamford, CT 06902.

Item 33.    Management Services:    Not Applicable.

Item 34.    Undertakings:

1.      Not Applicable.

2.      Not Applicable.

3.      The Registrant undertakes:

(a)     to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)    to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (“Securities Act”);

(2)    to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)    to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)    that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)     to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)    that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)    if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)    Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)    Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)    if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)     that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)    any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)    free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)    the portion of any advertisement pursuant to Rule 482 [17 CFR 230.482] under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)    any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.      Not applicable.

5.      Not applicable.

6.      Not applicable.

7.      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 14th day of April, 2025.

Align Alternative Access fund
By:	/s/ Charles L. Failla
Charles L. Failla
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Charles L. Failla	Trustee, President, & Principal Executive Officer	April 14, 2025
Charles L. Failla
*	Trustee	April 14, 2025
Peter Keaveney
*	Trustee	April 14, 2025
Jeffrey Leinan
*	Trustee	April 14, 2025
Julia Portale
*	Principal Financial Officer &	April 14, 2025
Frederick Teufel	Chief Compliance Officer
*By:	/s/ Cassandra W. Borchers
Cassandra W. Borchers Attorney-in-Fact – Pursuant to Powers of Attorney

EXHIBITS

(g)(2)	Expense Limitation Agreement between the Registrant and the Adviser.
(h)(2)	Form of Selling Agreement
(j)	Custody Agreement between the Registrant and Fifth Third Bank, N.A.
(k)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC
(l)	Opinion and Consent of Thompson Hine LLP
(n)	Consent of Independent Registered Public Accounting Firm